Exhibit 10.3

RECORDING REQUESTED BY:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

AND WHEN RECORDED MAIL TO:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attn.: Peter E. Fisch, Esq.

Space above this line for recorder’s use only

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY

AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING

dated as of May 25, 2017

Cadiz Inc., Cadiz Real Estate LLC, and Octagon Partners, LLC,
collectively, as Trustor

to

Chicago Title Company,
as Trustee

and

Wells Fargo Bank National Association, as Agent for the Lenders from time to time under the Credit Agreement,
as Beneficiary

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY

AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING

THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING (this “Deed of Trust”) is made as of May 25, 2017 (the “Effective Date”), by and among CADIZ INC., a Delaware corporation formerly known as and formerly named Cadiz Land Company, Inc., a Delaware corporation, which (i) took title to the property described as Parcel 21 on Exhibit A hereto as “Pergola Properties” and (ii) was successor by merger to Cadiz Valley Development Corporation, a California Corporation, with an address of 550 South Hope Street, Suite 2850, Los Angeles, California, 90071 (“Cadiz”) and CADIZ REAL ESTATE LLC, a Delaware limited liability company with an address of 550 South Hope Street, Suite 2850, Los Angeles, California, 90071 (“CRE”), and Octagon Partners, LLC, a California limited liability company with an address of 550 South Hope Street, Suite 2850, Los Angeles, California, 90071 (“Octagon”, together with Cadiz and CRE, collectively the “Trustor”), in favor of Chicago Title Company, having an office at 560 East Hospitality Lane, San Bernardino, California 92408, as trustee (the “Trustee”) for the benefit of WELLS FARGO BANK NATIONAL ASSOCIATION, with an address of 9062 Old Annapolis Road, Columbia, Maryland 21045, as the Agent for the Lenders from time to time under the Credit Agreement (together with its successors and assigns in such capacity, the “Beneficiary”).

WHEREAS, reference is made to that certain Credit Agreement, dated as of May 1, 2017 (as amended, modified, waived, amended and restated or otherwise changed from time to time, the “Credit Agreement”), by and among Cadiz, CRE, the lenders from time to time party thereto (the “Lenders”) and Wells Fargo Bank National Association, as administrative agent (the “Agent”) whereupon Lenders have extended a credit facility to the Trustor in an aggregate principal amount of $60,000,000 in the form of Secured Term Loans and Loan Commitments (as defined in the Credit Agreement).

WHEREAS, the Trustor will receive substantial benefits from the execution, delivery and performance of the obligations under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), and is, therefore, willing to enter into this Deed of Trust.

WHEREAS, this Deed of Trust is given by Trustor in favor of the Trustee for the benefit of the Beneficiary to secure the payment and performance of all of the Obligations (as defined in the Credit Agreement) with respect to the Secured Term Loans and Loan Commitments.

WHEREAS, it is a condition to the obligations of the Lenders to make the Secured Term Loans under the Credit Agreement that Trustor execute and deliver this Deed of Trust.

NOW, THEREFORE, the parties hereto agree as follows:

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ARTICLE I
GRANTS AND OBLIGATIONS SECURED

A.           GRANT

1.1.            FOR GOOD AND VALUABLE CONSIDERATION, including the indebtedness herein recited and the trust herein created, the receipt of which is hereby acknowledged, as collateral security for the payment and performance of all the Obligations, Trustor hereby irrevocably GRANTS, BARGAINS, ASSIGNS, SELLS, CONVEYS and CONFIRMS to Trustee, IN TRUST, WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, for the benefit and security of Beneficiary, under and subject to the terms and conditions hereinafter set forth, and grants to Beneficiary a security interest in the following property, rights, interests and estates of Trustor whether now owned or hereafter arising or acquired, from time to time:

(i)           that certain real property located in the County of San Bernardino, State of California more particularly described in Exhibit A attached hereto and by this reference incorporated herein (all such real property described in Exhibit A is collectively referred to herein as the “Premises”);

(ii)          TOGETHER WITH any and all structures, buildings and improvements and any and all alterations now or hereafter located or erected on the Premises, all pumps and pumping stations used in connection therewith and all shares of stock evidencing the same, all fixtures, attachments, appliances, equipment, machinery, furnishings, inventory and other articles or property used or usable in connection with the Premises or attached or affixed in any manner to said structures, buildings and improvements including, but not limited to all storage tanks and pipelines, all gas, electric, heating, cooling, air conditioning, refrigeration, ventilation, sanitation, and plumbing fixtures and equipment and any additions to, substitutions for, changes or replacements of the whole or any part thereof (collectively, the “Improvements”), all of which shall be deemed and construed to be a part of the realty;

(iii)         TOGETHER WITH all rents, earnings, issues, profits, royalties, income, accounts receivable, revenues, deposits, security deposits, receipts and other benefits (collectively, the “Rents”) derived or generated from the use and operation of the Premises, Improvements and the Collateral (as hereinafter defined) or to which Trustor may be entitled, whether now due, past due or to become due or from any lease, sublease, license, franchise or concession, occupancy agreement or other agreement now or hereafter affecting all or any portion of the Premises or the Improvements or the use, operation or occupancy thereof (collectively, the “Leases”), subject to the terms and provisions of Article 3 hereof;

(iv)          TOGETHER WITH all right, title and interest now or hereafter appertaining, belonging to or acquired by Trustor in and to any easements, rights-of-way, rights, licenses, profits, and privileges used in connection therewith or as a means of access thereto, including, without limiting the generality of the foregoing, all rights pursuant to any trackage agreement and all rights to the nonexclusive use of common drive entries, any after acquired title and reversion in or to each and every part of all streets, roads, ways, passages, sidewalks, highways and alleys adjacent to and adjoining the same, and all tenements, hereditaments and appurtenances thereof and thereto (collectively, the “Appurtenances”);

(v)           TOGETHER WITH all right, title and interest of Trustor, whether owned legally, of record, equitably, beneficially or otherwise, whether constituting real or personal property (or subject to any other characterizations), whether created or authorized under existing or future laws or regulations, and however arising, in all water rights and assets (collectively, the “Water Rights and Assets”), including without limitation, the following;

(a)       All water (including any water inventory in storage), water rights and entitlements, other rights to water and other rights to receive water or water rights of every kind or nature whatsoever including (i) the groundwater on, under, pumped from or otherwise available to the Premises, whether as the result of groundwater rights, contractual rights or otherwise, (ii) Trustor’s right to remove and extract any such groundwater including any permits, rights or licenses granted by any governmental authority or agency or any rights granted or created by any use, easement, covenant, agreement, or contract with any Person, (iii) any rights to which the Premises is entitled with respect to surface water, whether such right is appropriative, riparian, prescriptive, decreed or otherwise and whether or not pursuant to permit or other governmental authorization, or the right to store any such water, (iv) any water, water right, water allocation, distribution right, delivery right, water storage right, or other water-related entitlement appurtenant or otherwise applicable to the Premises by virtue of the Premises being situated within the boundaries of any district, agency, or other governmental entity or within the boundaries of any private water company, mutual water company, or other non-governmental entity, and (v) all rights in and to pumping plants, pipes, flumes and all rights in ditches for irrigation of the Premises;

(b)       All stock, interest or rights (including any water allocations, voting or decision rights) in any entity, together with any and all rights from any entity or other Person to acquire, receive, exchange, sell, lease or otherwise transfer any water or other Water Rights and Assets, to store, deposit or otherwise create water credits in a water bank or similar or other arrangements for allocating water, to transport or deliver water, or otherwise to deal with any Water Rights and Assets;

(c)       All licenses, permits, approvals, contracts, decrees, rights and interests to acquire or appropriate any water or other Water Rights and Assets, water bank or other credits evidencing any right to water or other Water Rights and Assets, to store, carry, transport or deliver water or other Water Rights and Assets, to sell, lease, exchange, or otherwise transfer any water or other Water Rights and Assets, or to change the point for diversion of water, the location of any water or Water Rights and Assets, the place of use of any water or Water Rights and Assets, or the purpose of the use of any water or Water Rights and Assets;

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(d)       All rights, claims, causes of action, judgments, awards, and other judicial, arbiter or administrative relief in any way relating to any water or Water Rights and Assets;

(e)       All storage and treatment rights for any water or any other Water Rights and Assets, whether on or off the Premises or other property of Trustor, together with all storage tanks, and other equipment used or usable in connection with such storage and any water bank deposit credits, deposit accounts;

(f)       All rights to transport, carry, allocate or otherwise deliver water or other Water Rights and Assets by any means wherever located;

(g)       All guaranties, warranties, marketing, management or service contracts, indemnity agreements, and water right agreements, other water related contracts and water reallocation rights, all insurance policies regarding or relating to any Water Rights and Assets; and

(h)       All rents, issues, profits, proceeds and other accounts, instruments, chattel paper, contract rights, general intangibles, deposit accounts, and other rights to payment arising from, or on account of any us, nonuse, sale, lease, transfer or other disposition of any Water Rights and Assets.

The references to “water” and “water rights and assets” are used herein in the broadest and most comprehensive sense of the terms. The term “water” includes water rights and rights to water or whatever rights to money, proceeds, property or other benefits are exchanged or received for or on account of any Water Rights and Assets or any conservation or other nonuse of water, including whatever rights are achieved by depositing shares of any Water Right and Assets in any water bank or with any water authority, or any other water reallocation rights;

(vi)       TOGETHER WITH all leasehold estates, rights, titles and interests of Trustor in, to and under all leases, permits, subleases, licenses, franchises and other agreements covering the Premises however characterized, issued or in any way furnished, whether necessary or not for the operation and use of the Premises, including, without limitation, building permits, certificates of occupancy, environmental certificates of operation relating to, the Improvements or any portion thereof now or hereafter existing or entered into, and all rights, titles and interests of Trustor thereunder, including, without limitation, all cash or security deposits, advance rentals, and deposits or payments of similar nature;

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(vii)       TOGETHER WITH all right, title and interest now owned or hereafter acquired by Trustor in and to any greater estate in the Premises or the Improvements;

(viii)       TOGETHER WITH all the estate, interest, right, title, other claim or demand, both in law and in equity, including, without limitation, claims or demands with respect to the proceeds of insurance in effect with respect to the Premises or the Improvements, which Trustor now has or may hereafter acquire in the Premises or the Improvements, and any and all awards, damages, remunerations, reimbursements, settlements or compensation made by any governmental authority pertaining to any condemnation or other taking by eminent domain, or by any proceeding of purchase in lieu thereof, of any other component of the whole or any part of the Trust Estate (as hereinafter defined), including, without limitation, any awards resulting from a change of grade of streets, awards for severance damages, and all property tax refunds payable with respect to the Trust Estate (as hereinafter defined) (collectively, the “Claims”);

(ix)         TOGETHER WITH all right, title and interest now owned or hereafter acquired by Trustor in and to any and all articles of personal property of every kind and nature whatsoever and any additions to, substitutions for, changes in or replacements of the whole or any part thereof, including, without limitation, all goods, fixtures, wall-beds, wall-safes, built-in furniture and installations, shelving, partitions, door-stops, vaults, elevators, dumb-waiters, awnings, window shades, venetian blinds, light fixtures, fire hoses and brackets and boxes for the same, fire sprinklers, alarm systems, drapery rods and brackets, screens, linoleum, carpets, plumbing, laundry tubs and trays, iceboxes, refrigerators, heating units, stoves, ovens, water heaters, incinerators, furniture and furnishings, communication systems, all specifically designed installations and furnishings and all of said articles of property, the specific enumerations herein not excluding the general, now or at any time hereafter affixed to, attached to, placed upon, used or useful in any way in connection with the use, enjoyment, occupancy or operation of the Premises or the Improvements or any portion thereof and owned by Trustor or in which Trustor now has or hereafter acquires an interest, and all building materials, supplies, tools and equipment now or hereafter delivered to the Premises and intended to be installed or placed in or about the Improvements (collectively, the “Personal Property”);

(x)          TOGETHER WITH all inventory in all of its forms (except real estate), wherever located, now or hereafter existing, including, but not limited to, (a) all plastic, corrugated and other containers and raw materials and work in progress therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof, (b) goods in which the Trustor has an interest in mass or a joint or other interest or right or interest of any kind (including, without limitation, goods in which the Trustor has an interest or right as consignee), and (c) goods which are returned to or repossessed by the Trustor, and all accessions thereto and products thereof and documents therefor;

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(xi)         TOGETHER WITH all farm products in all of their respective forms, wherever located, now or hereafter existing, to be planted or grown on the Premises (including, but not limited to, crops, nursery stock, root stock, container grown products, seedlings, vines, trees, and other plants or plant products, fertilizers and herbicides), but specifically excluding growing crops, and all accessions to and products of and documents for any of the foregoing;

(xii)       TOGETHER WITH all general intangibles relating to design, development, operation, management and use of the Premises and construction of the Improvements, including, but not limited to, (a) all permits, licenses, authorizations, variances, land use entitlements, approvals and consents issued or obtained in connection with the construction of the Improvements, (b) all permits, licenses, approvals, consents, authorizations, franchises and agreements issued or obtained in connection with the use, occupancy or operation of the Premises or the Improvements, (c) all rights as a declarant (or its equivalent) under any covenants, conditions and restrictions or other matters of record affecting the Premises or the Improvements, (d) all materials prepared for filing or filed with any governmental agency, (e) all rights under any contract in connection with the development, design, use, operation, management and construction of the Premises or the Improvements and (f) all books and records prepared and kept in connection with the acquisition, construction, operation and occupancy of the Premises, the Improvements and any other component of the Trust Estate (as hereinafter defined);

(xiii)      TOGETHER WITH all construction, service, engineering, consulting, leasing, architectural and other similar contracts of any nature (including, without limitation, those of any general contractors, subcontractors and materialmen), as such may be modified, amended or supplemented from time to time, concerning the design, construction, management, operation, occupancy, use, and/or disposition of any other component of any portion of or all of the Trust Estate (as hereinafter defined);

(xiv)       TOGETHER WITH all architectural drawings, plans, surveys, specifications, soil tests and reports, feasibility studies, appraisals, engineering reports and similar materials relating to any portion or all of the Premises and the Improvements;

(xv)        TOGETHER WITH all payment and performance bonds or guarantees and any and all modifications and extensions thereof relating to the Premises and the Improvements;

(xvi)       TOGETHER WITH all reserves, deferred payments, deposits, refunds, cost savings, letters of credit and payments of any kind relating to the construction, design, development, operation, occupancy, use and disposition of any other component of all or any portion of the Trust Estate (as hereinafter defined), including, without limitation, any property tax rebates now owing or hereafter payable to Trustor;

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(xvii)      TOGETHER WITH all proceeds of the Secured Term Loans secured hereby and any commitment by any Lender to extend permanent or additional construction or other financing to Trustor relating to any other component of the Trust Estate (as hereinafter defined);

(xviii)     TOGETHER WITH all proceeds and claims arising on account of any damage to or taking of any other component of the Trust Estate (as hereinafter defined) or any part thereof, and all causes of action and recoveries for any loss or diminution in the value of any other component of the Trust Estate (as hereinafter defined);

(xix)       TOGETHER WITH all policies of, and proceeds resulting from, insurance relating to any other component of the Trust Estate (as hereinafter defined) or any of the above collateral, and any and all riders, amendments, renewals, supplements or extensions thereof, and all proceeds thereof;

(xx)        TOGETHER WITH all deposits made with or other security given to utility companies by Trustor with respect to the Premises and/or the Improvements, and all advance payments of insurance premiums made by Trustor with respect thereto and claims or demands relating to insurance and all deposit accounts wherever located;

(xxi)       TOGETHER WITH all shares of stock or other evidence of ownership of any other component of any part of the Trust Estate (as hereinafter defined) that is owned by Trustor in common with others, including all water stock relating to the Premises or the Improvements, if any, and all documents or rights of membership in any owners’ or members’ association or similar group having responsibility for managing or operating any part of the Premises or the Improvements;

(xxii)      TOGETHER WITH all proceeds, whether cash, promissory notes, contact rights or otherwise, of the sale or other disposition of all or any part of the estate of Trustor upon the Trust Estate now or hereafter existing thereon, provided, however, the foregoing shall not authorize or entitle Trustor to dispose of the Trust Estate (as hereinafter defined), except as may be permitted pursuant to the Loan Documents;

(xxiii)     TOGETHER WITH all sales contracts, escrow agreements and broker’s agreements concerning the sale of any other component of any or all of the Trust Estate (as hereinafter defined);

(xxiv)       TOGETHER WITH any and all monies and other property, real or personal which may from time to time be subjected to the lien hereof by Trustor or by anyone on its behalf or with its consent, or which may come into the possession or be subject to the control of Trustee or Beneficiary pursuant to this Deed of Trust, the Credit Agreement, or any other Loan Document, including, without limitation, any protective advances under this Deed of Trust;

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(xxv)       TOGETHER WITH all Goods, Accounts, Documents, Instruments, Money, Chattel Paper and General Intangibles, as those terms are defined in the Uniform Commercial Code from time to time in effect in the State of California (“California Commercial Code”) (collectively with the property described in subsections (x) through (xxiv), the “Collateral”).

The security interest granted by Section 1.1 with respect to the property described in subsection (iii) above is intended by Trustor to be subject to the provisions of Article 3 hereof and shall not take priority unless and until the license granted to Beneficiary by Trustor in Article 3 is for any reason deemed to be ineffective, terminated or revoked.

1.2.            MINERAL RIGHTS. Trustor hereby assigns and transfers to Beneficiary all damages, royalties and revenue of every kind, nature and description whatsoever that Trustor may be entitled to receive from any Person owning or having or hereafter acquiring a right to the oil, gas or mineral rights and reservations of the Premises, with the right of Beneficiary to receive and receipt therefor, and apply the same to the indebtedness secured hereby either before or after any default hereunder, and Beneficiary may demand, sue for and recover any such payments but shall have no duty to do so.

The entire estate, property and interest hereby conveyed to Trustee in Sections 1.1 and 1.2 of this Article 1(A) may hereafter be collectively referred to as the “Trust Estate.”

1.3.            FIXTURE FILING. The personal property in which Beneficiary has a security interest includes goods which are or shall become fixtures on the Premises. This Deed of Trust is intended to serve as a fixture filing pursuant to the terms of Division 9 of the California Commercial Code. The information provided in this Section 1.3 is provided so that this Deed of Trust shall comply with the requirements of the California Commercial Code for a mortgage instrument to be filed as a financing statement. This filing is to be recorded in the real estate records of the county in which the Premises is located. This filing remains in effect as a fixture filing until this Deed of Trust is released or satisfied of record or its effectiveness otherwise terminates as to the Trust Estate. In that regard, the following information is provided:

Names of Debtor: Cadiz Inc., Cadiz Real Estate LLC

and Octagon Partners, LLC

Address of Debtor: See Section 5.5 hereof.

Name of Secured Party: Wells Fargo Bank National Association, as Agent for the Lenders

Address of Secured Party: See Section 5.5 hereof.

Trustor is the owner of a record interest in the real estate concerned. Trustor warrants and agrees that, except as otherwise permitted under the Credit Agreement, there is no financing statement covering the foregoing Collateral, the Premises, the Improvements, the Trust Estate, or any part thereof, on file in any public office.

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1.4.        SECURITY AGREEMENT. This Deed of Trust shall also constitute a “security agreement” on personal property within the meaning of the California Commercial Code and other applicable law and with respect to the portions of the Trust Estate that constitute personal property. To this end, subject to Liens permitted by Section 6.2 of the Credit Agreement, Trustor grants to Beneficiary a security interest in such portion of the Trust Estate which constitutes personal property and to the extent that the same may be subject to the California Commercial Code to secure the payment and performance of the Obligations, and agrees that Beneficiary shall have all the rights and remedies of a secured party under the California Commercial Code with respect to such property. Any notice of sale, disposition or other intended action by Beneficiary with respect to such portion of the Trust Estate which constitutes personal property sent to Trustor at least ten (10) days prior to any action under the California Commercial Code shall, except as otherwise provided by applicable law, constitute reasonable notice to Trustor.

1.5.        FINANCING STATEMENTS. Trustor shall execute and deliver to Beneficiary such other documents, instruments and further assurances, in each case, in form and substance reasonably satisfactory to Beneficiary (and the Lenders in accordance with the Credit Agreement), as Beneficiary may, from time to time, reasonably consider necessary to create, perfect and preserve Beneficiary’s security interest hereunder. Trustor hereby irrevocably authorizes Beneficiary to cause financing statements (and amendments thereto and continuations thereof) and any such documents, instruments and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest.

B.           OBLIGATIONS SECURED

1.1.         FOR THE PURPOSE OF SECURING, IN SUCH ORDER OF PRIORITY AS BENEFICIARY MAY DETERMINE (collectively, the “Obligations”):

(i)           payment and performance in full when due of the Secured Term Loans in the original principal amount of up to $60,000,000.00 and all other “Obligations” (as defined in the Credit Agreement);

(ii)          payment of all sums advanced by Beneficiary to protect the Trust Estate, with interest thereon at the lesser of (a) the rate otherwise applicable to the outstanding Secured Term Loans under section 2.4 of the Credit Agreement plus four percent (4%), or (b) the maximum interest rate permitted by applicable law (which rate of interest is hereinafter referred to as the “Agreed Rate”).

(iii)        payment of all other sums, with interest thereon, which may hereafter be loaned to Trustor, its partners, or its successors or assigns, by Beneficiary, or its successors or assigns, and all renewals, extensions, modifications, changes or amendments thereto, reciting that they are secured by this Deed of Trust;

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(iv)        performance of every obligation, covenant or agreement of Trustor contained herein and all supplements, amendments and modifications thereto and all extensions and renewals thereof;

(v)           performance of every obligation, covenant and agreement of Trustor contained in any Loan Document or any agreement now or hereafter executed by Trustor which recites that the obligations thereunder are secured by this Deed of Trust; and

(vi)         compliance with and performance of each and every material provision of any declaration of covenants, conditions and restrictions pertaining to the Trust Estate or any portion thereof.

TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR HEREBY COVENANTS AND AGREES AS FOLLOWS;

ARTICLE II
COVENANTS AND AGREEMENTS OF TRUSTOR

2.1.         Authority. Trustor represents and warrants that it is duly authorized and has full corporate power to execute this Deed of Trust and enter into the transactions described herein.

2.2.         Payment of Secured Obligations. Trustor shall pay when due the principal of and the interest on the indebtedness as stated in the Credit Agreement; all charges, fees and other sums as provided in the Loan Documents; the principal of and interest on any future advances secured by this Deed of Trust; and the principal of and interest on any other indebtedness secured by this Deed of Trust.

2.3.        Fees and Expenses. Trustor shall pay all filing, registration or recording fees and taxes and all expenses incident to the execution, delivery and recording of this Deed of Trust, any mortgage instrument supplemental hereto, any security instrument with respect to such portion of the Trust Estate, any California Commercial Code financing statements and continuation statements, and any instrument of further assurance reasonably required by Trustee or by applicable law to be filed, registered or recorded pursuant to this Deed of Trust.

2.4.        Maintenance, Repair, Alterations. Trustor shall keep the Premises and Improvements in good condition and repair; Trustor shall not remove, demolish or substantially alter any material portion of the Improvements (other than in the ordinary course of constructing tenant improvements) except upon the prior written consent of the Beneficiary or as may be required by any law, ordinance, rule, regulation or order of any governmental authority or political subdivision having jurisdiction over the Trust Estate; Trustor shall complete promptly and in a good and workmanlike manner any Improvement which may be now or hereafter constructed on the Premises and promptly restore in like manner any portion of the Improvements which may be damaged or destroyed from any cause whatsoever, and pay when due all claims for labor performed and materials furnished therefor; Trustor shall not initiate or acquiesce in any change of zoning or other land classification without Beneficiary’s prior written consent; Trustor shall comply in all material respects with all laws, ordinances, regulations, covenants, conditions and restrictions now or hereafter affecting the Trust Estate or any part thereof or requiring any alterations or improvements; Trustor shall not commit or permit any waste or deterioration of the Trust Estate, and shall keep and maintain abutting grounds, sidewalks, roads, parking and landscape areas in good and neat order and repair; and Trustor shall not commit, suffer or permit any act to be done in or upon the Trust Estate in violation of any law, ordinance or regulation or of any matter of record affecting the Trust Estate.

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2.5.        Required Insurance. Trustor shall procure and maintain or shall cause to be procured and maintained continuously in effect until repayment and performance of all Obligations, policies of insurance in form and amounts and issued by companies, associations or organizations satisfactory to the Lenders covering such casualties, risks, perils, liabilities and other hazards required by Beneficiary, including, without limitation, any insurance required under any of the Loan Documents. All original policies, or certificates thereof, and endorsements and renewals thereof shall be delivered to and retained by Beneficiary unless the Lenders waive this requirement in writing. All policies shall expressly protect or recognize Beneficiary’s interest as required by Beneficiary.

2.6.         General Requirements. All policies to be maintained pursuant to Section 2.5 shall (a) be issued by companies with a Best’s Insurance Guide rating of at least A-VII and duly qualified and authorized to do such business in the State of California and approved by the Lenders, (b) provide for severability of interests, (c) provide that an act or omission of one of the named insureds shall not reduce or avoid coverage to the other named insureds, (d) shall be subject to the approval of the Lenders as to the insuring companies, amount, deductibles, content and forms of policies and expiration dates, and (e) provide that it cannot be cancelled or materially modified without ten (10) days, prior written notice to the Lenders. Any policy to be maintained hereunder may be maintained under a so-called “blanket policy” insuring other parties and/or other locations so long as the amount of insurance and type of insurance coverage required to be provided hereunder is not thereby diminished, changed or adversely affected.

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2.7.         Delivery of Policies, Payment of Premiums.

(i)           At the Lender’s option, all policies of Insurance shall either have attached thereto a lender’s loss payable endorsement for the benefit of Beneficiary in form satisfactory to the Lenders or shall name Beneficiary as an additional insured. At least (10) days prior to the expiration of each required policy, Trustor shall deliver to Beneficiary evidence reasonably satisfactory to the Lenders of the renewal or replacement (and, if payment is due at the same time, evidence of the payment of premium) of such policy continuing insurance in form as required by this Deed of Trust. At least (10) days prior to the date when any premium on each such required policy is due, Trustor shall deliver to the Lenders evidence reasonably satisfactory to Beneficiary of the payment of such premium. All such policies shall contain a provision that, notwithstanding any contrary agreement between Trustor and the insurance company, such policies will not be cancelled, allowed to lapse without renewal, surrendered or materially amended, which term shall include any reduction in the scope or limits of coverage, without at least ten (10) days prior written notice to, and (other than a termination for non-payment) the consent of, the Lenders.

(ii)          In the event Trustor fails to provide, maintain, keep in force or deliver to Beneficiary the policies of insurance required by this Deed of Trust or by any Loan Document, Beneficiary may (but shall have no obligation to) procure such insurance or single-interest insurance for such risks covering Beneficiary’s interest, and Trustor will pay all premiums thereon promptly upon demand by Beneficiary, and until such payment is made by Trustor, the amount of all such premiums shall bear interest at the Agreed Rate.

(iii)         At any time after a default under any Loan Document, then upon request by Beneficiary, Trustor shall deposit with Beneficiary in monthly installments an amount equal to one-twelfth (1/12) of the estimated aggregate annual insurance premiums on all policies of insurance to be maintained pursuant to this Deed of Trust. In such event Trustor further agrees to cause all bills, statements or other documents relating to the foregoing insurance premiums to be sent or mailed directly to Beneficiary. Upon receipt of such bills, statements or other documents evidencing that a premium for a required policy is then payable, and providing Trustor has deposited sufficient funds with Beneficiary pursuant to this Section 2.7, Beneficiary shall promptly pay such amounts as may be due thereunder out of the funds so deposited with Beneficiary. If at any time and for any reason the funds deposited with Beneficiary are or will be insufficient to pay such amounts as may be then or subsequently due, Beneficiary shall notify Trustor and Trustor shall immediately deposit an amount equal to such deficiency with Beneficiary. Notwithstanding the foregoing, nothing contained herein shall cause Beneficiary to be deemed a trustee of said funds or to be obligated, to pay any amounts in excess of the amount of funds deposited with Beneficiary pursuant to this Section 2.7, nor shall anything contained herein modify the obligation of Trustor set forth in Section 2.5 hereof to maintain and keep such insurance in force at all times. To the extent permitted by law, Beneficiary may commingle said reserve with its own funds and Trustor shall be entitled to no interest thereon.

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2.8.         Casualties; Insurance Proceeds. Trustor shall give prompt written notice to Beneficiary after the happening of any casualty to or in connection with the Trust Estate or any part thereof, whether or not covered by insurance. In the event of such casualty, all proceeds of insurance shall be payable to Beneficiary, and Trustor hereby authorizes and directs any affected insurance company to make payment of such proceeds directly to Beneficiary. If Trustor receives any proceeds of insurance resulting from such casualty, Trustor shall promptly pay over such proceeds to Beneficiary. Beneficiary may participate in any proceedings and join Trustor in adjusting, settling or compromising any loss or event of loss covered by insurance, and any such adjustment settlement or compromise shall by subject to obtaining the consent of Beneficiary, which consent shall not be unreasonably withheld. Subject to the next following sentence, in the event of any damage or destruction of the Premises or the Improvements, Beneficiary shall apply all loss proceeds remaining after deduction of all expenses of collection and settlement thereof, including, without limitation, attorneys’ and adjusters’ fees and expenses, to the restoration of the Improvements, upon such conditions as Beneficiary shall reasonably determine (it being expressly agreed that Beneficiary may condition disbursement of such proceeds for restoration upon proof that an amount equal to the sum which Beneficiary is requested to disburse has theretofore been paid by Trustor, or is then due and payable for materials theretofore installed or work theretofore performed upon said property and properly includable in the cost of restoration thereof), and any balance of such proceeds shall be paid over to Trustor. If, notwithstanding the foregoing to the contrary,

(i)           any Event of Default or event which with the passage of time or giving of notice or both would constitute an Event of Default (a “Potential Default”) has occurred and, at the time of such damage or destruction or at the time of application of insurance proceeds, is continuing, or

(ii)          said loss proceeds are not in Beneficiary’s reasonable judgment, sufficient for restoration of said property, or

(iii)         the damage or destruction will, in Beneficiary’s reasonable judgment, materially affect or require a change in the contemplated use or operation of the Improvements or the Premises, then, unless Trustor cures such Potential Default or Trustor provides to Beneficiary reasonable security by depositing with Beneficiary, within five (5) days of demand by Beneficiary, the additional amounts necessary to accomplish restoration, or Beneficiary consents to the contemplated modification or change to the use and operation of the Improvements or the Premises, whichever is applicable,

Beneficiary shall (at the sole and absolute discretion of the Lenders) (a) to apply all or any portion of such proceeds to any of the Obligations in such order as the Lenders may determine, or (b) to apply all or any portion of such proceeds to the restoration of said property, subject to such conditions as the Lenders shall determine, or (c) to deliver all or any portion of such proceeds to Trustor, subject to such conditions as the Lenders shall determine. Nothing herein contained shall be deemed to excuse Trustor from repairing or maintaining the Trust Estate as provided in Section 2.4 hereof or restoring all damage or destruction to the Trust Estate, regardless of whether or not there are insurance proceeds available to Trustor or whether any-such proceeds are sufficient in amount, and the application, or release by Beneficiary of any insurance proceeds shall not cure or waive any default or notice of default under this Deed of Trust or invalidate any act done pursuant to such notice, provided, however, that so long as no Event of Default is then in existence and Beneficiary has applied all or a portion of such proceeds to any of the Obligations (such amount which is applied, the “Applied Proceeds”), Trustor shall have no obligation to repair or restore any damage or destruction to the Trust Estate in an amount equal to the Applied Proceeds, provided, however, further, that Trustor shall not be excused from using any proceeds other than the Applied Proceeds plus any deductible under any applicable insurance policy to repair or restore any damage or destruction, to the Trust Estate.

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2.9.         Assignment of Policies Upon Foreclosure. In the event of a foreclosure pursuant to this Deed of Trust or other transfer of title or assignment of the Trust Estate in extinguishment, in whole or in part, of the debt secured hereby, all right, title and interest of Trustor in and to all policies of insurance maintained pursuant to Section 2.5 shall inure to the benefit of and pass to the successor in interest to Trustor or the purchaser or grantee of the Trust Estate.

2.10.       Indemnification; Subrogation; Waiver of Offset.

(i)            Trustor agrees to indemnify, protect, hold harmless and defend Trustee and Beneficiary from and against any and all losses, liabilities, suits, obligations, fines, damages, judgments, penalties, claims, charges, costs and expenses (including reasonable attorneys’ fees and disbursements) which may be imposed on, incurred or paid by or asserted against Trustee and/or Beneficiary by reason or on account of, or in connection with, (a) any willful misconduct of Trustor, (b) the construction, reconstruction or alteration of the Improvements or the Premises, (c) any negligence of Trustor or any negligence or willful misconduct of any lessee or sublessee of the Premises or the Improvements, or any of their respective agents, contractors, subcontractors, servants, employees, licensees or invitees, or (d) any accident, injury, death or damage to any Person or property occurring in, on or about the Premises or the Improvements or any street, driveway, sidewalk, curb or passageway adjacent thereto, except for the willful misconduct or gross negligence of Trustee or Beneficiary. Any amount payable to Trustee or Beneficiary under this Section 2.10 shall be due and payable within ten (10) days after demand therefor and receipt by Trustor of a statement from Trustee and/or Beneficiary setting forth in reasonable detail the amount claimed and the basis therefor. Trustor’s obligations under this Section 2.10 shall survive the repayment or any other satisfaction of the Obligations and shall not be affected by the absence or unavailability of insurance covering the same or by the failure or refusal of any insurance carrier to perform any obligation on its part under any such policy of insurance. If any claim, action or proceeding is made or brought against Trustee and/or Beneficiary which is subject to the indemnity set forth in this Section 2.10, Trustor shall resist or defend against the same, if necessary in the name of Trustee and/or Beneficiary, by attorneys for Trustor’ s insurance carrier (if the same is covered by insurance) approved by Trustee and/or Beneficiary (as applicable) or otherwise by attorneys retained by Trustor and approved by Trustee and/or Beneficiary (as applicable). Notwithstanding the foregoing, Trustee and Beneficiary, in their discretion, if either or both of them disapprove of the attorneys provided by Trustor or Trustor’s insurance carrier, may engage their own attorneys to resist or defend, or assist therein, and, Trustor shall pay, or, on demand, shall reimburse Trustee and Beneficiary for the payment of the reasonable fees and disbursements of such attorneys.

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(ii)          Trustor waives any and all right to claim or recover against Beneficiary, its officers, employees, agents and representatives, for loss of or damage to Trustor, the Trust Estate, Trustor’s property or the property of others under Trustor’s control from any cause insured against or required to be insured against by the provisions of this Deed of Trust,

(iii)         All sums payable by Trustor pursuant to this Deed of Trust shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Trustor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of: (a) any damage to or destruction of or any condemnation or similar taking of the Trust Estate or any part thereof; (b) any restriction or prevention of or interference by any third party with any use of the Trust Estate or any part thereof; (c) any title defect or encumbrance or any eviction from the Premises or the Improvements or any part thereof by title paramount or otherwise; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Beneficiary or any guarantor of any secured obligation, or any action taken with respect to this Deed of Trust by any trustee or receiver of Beneficiary, or by any court, in any such proceeding; (e) any claim which Trustor has or might have against Beneficiary; (f) any default or failure on the part of Beneficiary to perform or comply with any of the terms hereof or of any other agreement with Trustor; or (g) any other occurrence whatsoever, whether similar or dissimilar to the foregoing; whether or not Trustor shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Trustor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Trustor.

2.11.       Hazardous Materials.

(i)           Environmental Compliance. Trustor shall keep and maintain (and cause all tenants to keep and maintain) the Trust Estate, including, without limitation, the groundwater on or under the Trust Estate, in compliance with, and shall not cause or permit the Premises to be in violation of, or to require clean up under, any applicable present and future federal, state or local laws, statutes, rules, policies, codes, licenses, permits, orders, approvals, plans, authorizations, ordinances or regulations, now or hereafter in effect, relating to environmental conditions, industrial hygiene, public health and safety, or Hazardous Materials (as defined below) including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., the Hazardous Materials Transportation Act 49 U.S.C. Section 1801, et seq., the Clean Water Act, 33 U.S.C, Section 1251, et seq., the Clean Air Act, 42 U.S.C. Section 7401, et seq., the Toxic Substances Control Act, 15 U.S.C. Sections 2601 through 2629, the Safe Drinking Water Act, 42 U.S.C. Sections 300f through 300j, and any similar state and local laws and ordinances and the regulations now or hereafter adopted, published and/or promulgated pursuant thereto (collectively, the “Hazardous Materials Laws”).

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(ii)          Restrictions On Use. Trustor shall not (and shall take all reasonable efforts to assure that all of its tenants shall not) use, generate, manufacture, treat, handle, refine, produce, process, store, discharge, release, dispose of or allow to exist on, under or about the Trust Estate any flammable explosives, radioactive materials, asbestos, organic compounds known as polychlorinated biphenyls, chemicals known to cause cancer or reproductive toxicity, pollutants, materials containing gasoline, diesel fuel or other petroleum hydrocarbons, contaminants, corrosive, infectious or carcinogenic materials, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definitions of “hazardous substances,” “hazardous wastes,” “hazardous materials” or “toxic substances” under the Hazardous Materials Laws (collectively, “Hazardous Materials”), except in compliance with applicable Hazardous Materials Laws and in a manner that would not reasonably be expected to require cleanup under any Hazardous Materials Laws. Furthermore, Trustor shall not allow to exist on, under or about the Trust Estate, any underground storage tanks or underground deposits except with respect to the storage of water and then in compliance with all applicable Hazardous Materials Laws and in accordance with the terms of the Credit Agreement.

(iii)         Access. Beneficiary shall be entitled, at any reasonable time, to enter upon and inspect the Trust Estate and take any other actions the Lenders reasonably deem necessary to confirm Trustor’s compliance with the obligations and agreements set forth in this Section 2.11.

(iv)          Notice to Beneficiary. Trustor shall immediately advise Beneficiary in writing of (a) any and all enforcement, clean up, removal, mitigation or other governmental or regulatory actions instituted, contemplated or threatened pursuant to any Hazardous Materials Laws affecting the Premises; (b) all actual or threatened investigation, inquiry, lawsuit, citation, directive, summons, proceeding, complaint, notice, order, writ, injunction, claims, liens, encumbrances, penalties or fines made or threatened by any third party against Trustor or the Trust Estate relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (a) and (b) above are hereinafter referred to as “Hazardous Materials Claims”); (c) any notice or other communication concerning any actual, alleged, suspected or threatened violation of Hazardous Materials Laws, or liability of Trustor for any losses or damages related thereto in connection with any portion of the Premises or Improvements or past or present activities of any Person thereon, including, without limitation, any notice or other communication concerning any Hazardous Materials Claim; (d) Trustor’s discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Premises that could cause the Trust Estate or any part thereof to be classified as “border-zone property” under the provisions of California Health and Safety Code Section 25220, et seq., or any regulation adopted in accordance therewith or which may support a similar claim or cause of action under the Hazardous Materials Laws; and (e) Trustor’s discovery of any occurrence or condition on the Trust Estate or any real property adjoining or in the vicinity of the Premises which could subject the Trustor or the Trust Estate to any restrictions on ownership, occupancy, transferability or use of the Trust Estate under any Hazardous Materials laws. Beneficiary shall have the right to join and participate in, as a party if it so elects, any settlements, remedial actions, legal proceedings or actions initiated in connection with any Hazardous Materials Claims and to have its reasonable attorneys’ fees in connection therewith paid by Trustor.

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(v)       Liens. Trustor shall not create or suffer to exist with respect to the Premises or permit any of its agents to create or suffer to exist thereon, any lien, security interest or other charges or encumbrance imposed pursuant to Section 107(f) of the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. Section 9607(f)) or any similar state statute or local ordinance.

2.12.        Taxes and Impositions.

(i)            Trustor shall pay, or cause to be paid prior to delinquency, all real property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, including, without limitation, non-governmental levies or assessments such as maintenance charges, levies or charges resulting from covenants, conditions and restrictions affecting the Trust Estate, which are assessed or imposed upon the Trust Estate, or become due and payable, and which create, may create or appear to create a lien upon the Trust Estate, or any part thereof, or upon any Person, property, equipment or other facility used in the operation or maintenance thereof (all the above collectively hereinafter referred to as “Impositions”); provided, however, that if, by law any such Imposition is payable, or may at the option of the taxpayer be paid, in installments, Trustor may pay the same or cause it to be paid, together with any accrued interest on the unpaid balance of such Imposition, in installments as the same become due and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and interest.

(ii)          If at any time after the date hereof there shall be assessed or imposed (a) a tax or assessment on the Trust Estate in lieu of or in addition to the Impositions payable by Trustor pursuant to subsection 2.12(i), or (b) a license fee, tax or assessment imposed on Beneficiary and measured by or based in whole or in part upon the amount of the outstanding Obligations secured hereby, then all such taxes, assessments or fees shall be deemed to be included within the term “Impositions” as defined in subsection 2.1.2(i) and Trustor shall pay and discharge the same as herein provided with respect to the payment of Impositions. If Trustor fails to pay such Impositions prior to delinquency or if Trustor is prohibited by law from paying such Impositions, Beneficiary may at its option declare all Obligations secured hereby together with all accrued interest thereon, immediately due and payable. Anything to the contrary herein notwithstanding, Trustor shall have no obligation to pay any franchise, estate, inheritance, income, excess profits or similar tax levied on Beneficiary or on interest or other income received by Beneficiary comprising a portion of or in connection with, the Obligations secured hereby.

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(iii)         Subject to the provisions of subsection 2.12(iv) and upon request by Beneficiary, Trustor shall deliver to Beneficiary prior to the date upon which any such Imposition is due and payable by Trustor, evidence of payment of such Imposition and within thirty (30) days after the date upon which any such Imposition is due and payable by Trustor, official receipts of the appropriate taxing authority, or other proof satisfactory to the Lenders, evidencing the payment thereof.

(iv)         Trustor shall have the right before any delinquency occurs to contest or object to the amount or validity of any such Imposition by appropriate proceedings, but this shall not be deemed or construed in any way as relieving, modifying or extending Trustor’s covenant to pay any such Imposition at the time and in the manner provided in this Section 2.12, unless Trustor has given prior written notice to Beneficiary of Trustor’s intent to so contest or object to an Imposition, and unless, at Beneficiary’s sole option, (a) Trustor shall demonstrate to the Lender’s satisfaction that the proceedings to be initiated by Trustor shall conclusively operate to prevent the sale of the Trust Estate, or any part thereof, to satisfy such Imposition prior to final determination of such proceedings; or (b) Trustor shall furnish a good and sufficient bond or surety as requested by and satisfactory to the Lenders; or (c) Trustor shall demonstrate to the Lender’s satisfaction that Trustor has provided a good and sufficient undertaking as may be required or permitted by law to accomplish a stay of any such sale.

(v)           At any time after an Event of Default under any Loan Document, then upon request by Beneficiary, Trustor shall pay to Beneficiary an initial cash reserve in an amount adequate to pay all Impositions for the ensuing tax fiscal year and shall thereafter continue to deposit with Beneficiary, in monthly installments, an amount equal to one-twelfth (1/12) of the sum of the annual Impositions reasonably estimated by Beneficiary, for the purpose of paying the installment of Impositions next due on the Trust Estate (funds deposited for this purpose shall hereinafter be referred to as “Impounds”). In-such event Trustor further agrees to cause all bills, statements or other documents relating to Impositions to be sent or mailed directly to Beneficiary. Upon receipt of such bills, statements or other documents, and providing Trustor has deposited sufficient Impounds with Beneficiary pursuant to this subsection 2.12(v), Beneficiary shall promptly pay such amounts as may be due thereunder out of the Impounds so deposited with Beneficiary. If at any time and for any reason the Impounds deposited with Beneficiary are or will be insufficient to pay such amounts as may then or subsequently be due, Beneficiary may notify Trustor and upon such notice Trustor shall deposit immediately an amount equal to such deficiency with Beneficiary. Notwithstanding the foregoing, nothing contained herein shall cause Beneficiary to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Beneficiary pursuant to this subsection 2.12(v). To the extent permitted by law, Beneficiary may commingle Impounds with its own funds and shall not be obligated to pay or allow any interest on any Impounds held by Beneficiary pending disbursement or application hereunder. Beneficiary may reserve for future payment of Impositions such portion of the Impounds as Beneficiary may in its absolute discretion deem proper. Upon an Event of Default, Beneficiary may apply the balance of the Impounds upon any indebtedness or obligation secured hereby in such order as Beneficiary may determine, notwithstanding that said indebtedness or the performance of said obligation may not yet be due according to the terms thereof. Should Trustor fail to deposit with Beneficiary (exclusive of that portion of said payments which has been applied by Beneficiary upon any indebtedness or obligation secured hereby) sums sufficient to fully pay such Impositions at least fifteen (15) days before delinquency thereof, Beneficiary may, at Beneficiary’s election, but without any obligation so to do, advance any amounts required to make up the deficiency, which advances, if any, shall be secured hereby and shall be repayable to Beneficiary as herein elsewhere provided, or at the option of Beneficiary the latter may, without making any advance whatever, apply any Impounds held by it upon any indebtedness or obligation secured hereby in such order as the Lenders may determine, notwithstanding that said indebtedness or the performance of said obligation may not yet be due according to the terms thereof. Should any Event of Default occur, Beneficiary may at any time at Beneficiary’s option, apply any sums or amounts in its hands received pursuant to subsections 2.7(iii) and 2.12(v) hereof, or as rents or income of the Trust Estate or otherwise, to any indebtedness or obligation of the Trustor secured hereby in such manner and order as Beneficiary may elect, notwithstanding said indebtedness or the performance of said obligation may not yet be due according to the terms thereof. The receipt, use or application of any such Impounds paid by Trustor to Beneficiary hereunder shall not be construed to affect the maturity of any indebtedness secured by this Deed of Trust or any of the rights or powers of Beneficiary or Trustee under the terms of the Loan Documents or any of the obligations of Trustor or any guarantor under the Loan Documents.

(vi)          Trustor shall not suffer, permit or initiate the joint assessment of any real and personal property which may constitute all or a portion of the Trust Estate or suffer, permit or initiate any other procedure whereby the lien of the real property taxes and the lien of the personal property taxes shall be assessed, levied or charged to the Trust Estate as single lien.

(vii)        Trustor shall cause to be furnished to Beneficiary a tax reporting service covering the Trust Estate of the type, duration and with a company satisfactory to the Lenders.

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2.13.      Mortgage Tax. In the event of the passage, after the date of this Deed of Trust, of any law deducting from the value of the Trust Estate for the purpose of taxation any lien thereon or changing in any way the laws now in force for the taxation of deeds of trust or debts secured by deeds of trust, or the manner of the collection of any such taxes, so as to affect this Deed of Trust, or imposing payment of the whole or any portion of any taxes, assessments or other similar charges against the Trust Estate upon Beneficiary, the indebtedness secured hereby shall become due and payable at the option of the Lenders within sixty (60) days after delivery of written notice to Trustor; provided, however, that such election by the Lenders shall be ineffective if such law either (a) shall not impose a tax upon the Lenders nor increase any tax now payable by the Lenders, or (b) shall impose a tax upon the Lenders or increase any tax now payable by the Lenders and prior to the due date: (A) Trustor is permitted by law and can become legally obligated to pay such tax or the increased portion thereof (in addition to all interest, additional interest and other charges payable hereunder and under the Loan Documents without exceeding the applicable limits imposed by the usury laws of the State of California); (B) Trustor does pay such tax or increased portion; and (C) Trustor agrees with the Lenders and the Beneficiary in writing to pay, or reimburse the Lenders and the Beneficiary for the payment of, any such tax or increased portion thereof when thereafter levied or assessed against the Trust Estate or any portion thereof. The obligations of Trustor under such agreement shall be secured hereby.

2.14.       Utilities. Trustor shall pay when due all utility charges which are Incurred by Trustor for the benefit of the Trust Estate or which may become a charge or lien against the Trust Estate for gas, electricity, water, sewer or any other utility service furnished to the Trust Estate and all other assessments or charges of a similar nature, whether public or private, affecting or related to the Trust Estate or any portion thereof, whether or not such taxes, assessments or charges are or may become liens thereon.

2.15.       Actions Affecting Trust Estate. Trustor shall appear in and contest any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and shall pay all costs and expenses, including the cost of evidence of title and reasonable attorneys’ fees, in any such action or proceeding in which Beneficiary or Trustee may appear.

2.16.       Actions By Trustee or Beneficiary to Preserve Trust Estate. If Trustor fails to make any payment or to do any act as and in the manner provided in any of the Loan Documents, Beneficiary and/or Trustee, each in its own discretion, without duty or obligation so to do, without releasing Trustor from any obligation, and without notice to or demand upon Trustor, may make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof. In connection therewith (without limiting their general powers, whether conferred herein, in the other Loan Documents, or by law), Beneficiary and Trustee shall have, and are hereby given, the right, but not the obligation, (a) to enter upon and take possession of the Trust Estate; (b) to make additions, alterations, repairs and improvements to the Trust Estate which they or either of them may consider necessary or proper to keep the Trust Estate in good condition and repair; (c) to appear and participate in any action or proceeding affecting or which may affect the security hereof or the rights or powers of Beneficiary or Trustee; (d) to pay, purchase, contest or compromise any encumbrance, claim, charge, lien or debt which in the judgment of either may affect or appears to affect the security of this Deed of Trust or be prior or superior hereto; and (e) in exercising such powers, to pay-necessary expenses, including reasonable attorneys’ fees and costs or other necessary or desirable consultants. Trustor shall, immediately upon demand therefor by Beneficiary and Trustee or either of them, pay to Beneficiary and Trustee an amount equal to all respective costs and expenses incurred by such party in connection with the exercise of the foregoing rights, including, without limitation, costs of evidence of title, court costs, appraisals, surveys and receiver’s, trustee’s and reasonable attorneys’ fees, together with interest thereon from the date of such expenditures at the maximum rate permitted by applicable law.

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2.17.      Transfer of Trust Estate by Trustor. Except as otherwise permitted by the Credit Agreement, Trustor shall not transfer all or any portion of the Trust Estate without obtaining the Lenders’s prior written consent, which consent may be withheld in the Lender’s sole and absolute discretion. In order to induce Beneficiary to make the Secured Term Loans secured hereby, Trustor agrees that, in the event of any transfer of the Trust Estate without the prior written consent of the Lenders, the Lenders shall have the absolute right, at their option, without prior demand or notice, to declare all sums secured hereby immediately due and payable. Consent to one such transaction shall not be deemed to be a waiver of any right to require consent to future or successive transactions. The Lenders may grant or deny such consent in its sole discretion and, if consent should be given, any such transfer shall be subject to this Deed of Trust, and any such transferee shall assume all obligations hereunder and agree to be bound by all provisions contained herein. Such assumption shall not, however, release Trustor from any liability thereunder without the prior written consent of the Lenders, As used herein, “transfer” includes the sale, agreement to sell, transfer, conveyance or hypothecation of the Trust Estate, or any portion thereof or interest therein, whether voluntary, involuntary, by operation of law or otherwise, the execution of any installment land sale contract or similar instrument affecting all or a portion of the Trust Estate, or the lease of all or substantially all of the Trust Estate.

2.18.       Full Performance Required; Survival of Warranties. All representations, warranties and covenants of Trustor contained in any Loan Documents or incorporated by reference herein, shall survive the execution and delivery of this Deed of Trust and shall remain continuing obligations, warranties and representations of Trustor so long as any portion of the Obligations, secured by this Deed of Trust remains outstanding.

2.19.       Preservation of Trust Estate; Further Assurances. Trustor shall do any and all acts which, from the character or use of the Trust Estate, may be reasonably necessary to protect and preserve the lien, the priority of the lien and the security of Beneficiary granted herein, the specific enumerations herein not excluding the general. Without limiting the foregoing, Trustor agrees to execute such documents and take such action as the Lenders shall determine to be necessary or desirable to further evidence, perfect or continue the perfection and/or the priority of the lien and security interest granted by Trustor herein.

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2.20.       Compliance With Premises Restrictions. Trustor will faithfully perform each and every covenant to be performed by Trustor under any lien or encumbrance upon or affecting the Trust Estate, including, without limiting the generality hereof, mortgages, deeds of trust, leases, declaration of covenants, easements, conditions and/or restrictions and other agreements which affect the Premises, in law or in equity and never permit the same to go into default. A default or delinquency under any material lien or encumbrance (as determined by the Lenders in their sole and absolute discretion) which is superior to this Deed of Trust (“Superior Lien”) shall automatically and immediately constitute a default under this Deed of Trust. The Lenders are hereby authorized to advance (Third party Beneficiaries have no authority to advance funds), at their option, all sums necessary to keep any Superior Lien in good standing, and all sums so advanced, together with interest thereon at the Agreed Rate permitted by applicable law, shall be repayable to the Lenders as in the case of other advances made by the Lenders hereunder. Trustor agrees that it shall not make any agreement with the holder of any Superior Lien which shall in any way modify, change, alter or extend any of the terms or conditions of such Superior Lien, nor shall Trustor request or accept any future advances under such Superior Lien, without the express written consent of the Lenders.

2.21.       Eminent Domain. In the event that any proceeding or action be commenced for the taking of the Trust Estate or any part thereof or interest therein for public or quasi-public use under the power of eminent domain, condemnation or otherwise, or if the same be taken or damaged by reason of any public improvement or condemnation proceeding, or in any other manner, or should Trustor receive any notice or other information regarding such proceeding, action, taking or damage, Trustor shall give prompt written notice thereof to Beneficiary. The Lenders shall be entitled at its option, without regard to the adequacy of its security, to commence, appear in and prosecute in its own name any such action or proceeding. The Lenders shall also be entitled to make any compromise or settlement in connection with such taking or damage. All compensation, awards, damages, rights of action and proceeds awarded to Trustor by reason of any such taking or damage (the “Condemnation Proceeds”) are hereby absolutely and unconditionally assigned to Beneficiary and Trustor agrees to execute such further assignments of the Condemnation Proceeds as the Lenders or Trustee may require. Subject to the next following sentence, after deducting from the Condemnation Proceeds all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit), including reasonable attorneys’ fees, incurred by Beneficiary in connection with any such action or proceeding, Beneficiary shall apply all such Condemnation Proceeds to the restoration of the Improvements, upon such conditions as the Lenders shall reasonably determine (including, without limitation, those described in Section 2.8 above) and any balance of such proceeds shall be paid over to Trustor. If, notwithstanding the foregoing to the contrary,

(i)           any Event of Default or Potential Default has occurred and, at the time of such taking or damage, or at the time of application of the Condemnation Proceeds, is continuing, or

(ii)          said loan proceeds are not, in the Lenders’s reasonable judgment, sufficient for restoration of said property, or

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(iii)         the damage or destruction will, in the Lender’ s reasonable judgment, materially affect or require a change in the contemplated use or operation of the Improvements, then, unless Trustor cures such Potential Default, or Trustor provides to Beneficiary reasonable security by depositing with Beneficiary, within five (5) days of demand by Beneficiary, the additional amounts necessary to accomplish restoration, or the Lender consents to the contemplated modification or change to the use and operation of the Improvements, whichever is applicable,

Beneficiary shall have the option, acting at the direction of the Lenders, (a) to apply all or any portion of such proceeds to any of the Obligations in such order as the Lenders may determine, or (b) to apply all or any portion of such proceeds to the restoration of said property, subject to such conditions as the Lenders shall determine, or (c) to deliver all or any portion of such proceeds to the Lenders, subject to such conditions as the Lenders shall determine. Application or release of the Condemnation Proceeds as provided herein shall not cure or waive any Event of Default or Potential Default or notice of default hereunder or under any other Loan Document or invalidate any act done pursuant to such notice.

2.22.       Additional Security. All right, title and interest of Trustor in and to all extensions, improvements, renewals, substitutes and replacements of the Trust Estate, and all additions and appurtenances thereto, hereafter acquired by or released to Trustor or constructed, assembled or placed by Trustor on the Premises and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further deed of trust, conveyance, assignment or other act by Trustor, shall become subject to the lien of this Deed of Trust, as fully and completely, and with the same effect, as though now owned by Trustor. No other security now existing, or hereafter taken, to secure the obligations secured hereby shall be impaired or affected by the execution of this Deed of Trust, and all additional security shall be taken, considered and held as cumulative. The taking of additional security, execution of partial releases of the security, or any extension of the time of payment of the indebtedness shall not diminish the force, effect or lien of this Deed of Trust and shall not affect or impair the liability at any time holds additional security for any of the obligations secured hereby, it may enforce the sale thereof or otherwise realize upon the same, at its option, either before, concurrently, or after a sale is made hereunder.

2.23.      Assignment of Contracts. In addition to any other grant, transfer or assignment effectuated hereby, without in any manner limiting the generality of the grants given above, Trustor shall assign to Beneficiary, as security for the indebtedness secured hereby, Trustor’s interest in all agreements, contracts, leases, licenses and permits affecting the Premises and Improvements in any manner whatsoever, such assignments to be made, if so requested by the Lenders, by instruments in form satisfactory to the Lenders. No such assignment shall be construed as a consent by Beneficiary to any agreement, contract, license or permit so assigned, or to impose upon Beneficiary any obligations with respect thereto.

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2.24.      Appointment of Successor Trustee. Beneficiary may, from time to time, by a written instrument executed and acknowledged by Beneficiary, mailed to Trustor and recorded in the county in which the Trust Estate is located and by otherwise complying with the provisions of applicable law, at any time and from time to time, substitute a successor or successors to any Trustee named herein or acting hereunder. The power of appointment of a successor Trustee may be exercised as often as and whenever Beneficiary may choose, and the exercise of the power of appointment, no matter how often, shall not be an exhaustion thereof. Said successor shall, without conveyance from the Trustee predecessor, succeed to all title, estate, rights, powers and duties of said predecessor. Whenever in this Deed of Trust reference is made to Trustee, it shall be construed to mean each Person appointed as Trustee for the time being, whether original or successor in trust.

2.25.       Trustee’s Powers. At any time, or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and the Credit Agreement secured hereby and without affecting the personal liability of any Person for payment of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of said Trust Estate, Trustee may (a) reconvey any part of said Trust Estate, (b) consent in writing to the making of any map or plat thereof, (c) join in granting any easement thereon, or (d) join in any extension agreement or any agreement subordinating the lien or charge hereof.

2.26.      Beneficiary’s Powers. Without affecting the liability of any other Person liable for the payment of any obligation herein mentioned, and without affecting the lien or charge of this Deed of Trust upon any portion of the Trust Estate not then or theretofore released as security for the full amount of all unpaid obligations, Beneficiary (acting at the direction of the Lenders in accordance with the Credit Agreement) may, from time to time and without notice (a) release any Person so liable, (b) extend the maturity or alter any of the terms of any such obligation, (c) grant other indulgences, (d) release or reconvey, or cause to be released or reconveyed at any time at Beneficiary’s option any parcel, portion or all of the Trust Estate, (e) take or release any other or additional security for any obligation herein mentioned, or (f) make compositions or other arrangements with debtors in relation thereto.

2.27.      Leases.

(i)           Trustor shall provide Beneficiary with true, correct and complete copies of all material Leases, together with such other information relating to the Leases, as the Lenders shall reasonably request. Except as otherwise permitted under the Credit Agreement, Trustor shall not accept prepayments of rent for any period in excess of three (3) months and shall perform all covenants of the lessor under all Leases affecting the Trust Estate. Leases, as used herein, includes any extensions or renewals thereof and any amendments thereto. Trustor shall perform and carry out all of the provisions of the Leases to be performed by Trustor and shall appear in and defend any action in which the validity of any Lease is at issue and commence and maintain any action or proceeding necessary to establish or maintain the validity of any lease and to enforce the provisions thereof,

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(ii)          If a leasehold estate constitutes a portion of the Trust Estate, then, except as otherwise permitted under the Credit Agreement, Trustor agrees not to amend, change, terminate or modify such leasehold estate or any interest therein without the prior written consent of the Lenders. Consent to one amendment, change, agreement or modification shall not be deemed to be a waiver of the right to require consent to other, future or successive amendments, changes, agreements or modifications. Trustor agrees to perform all obligations and agreements under said leasehold and shall not take any action or omit to take any action which would affect or permit the termination of said leasehold. Trustor agrees to promptly notify Beneficiary’ in writing with respect to any default or alleged default by any party thereto and to deliver to Beneficiary copies of all notices, demands, complaints or other communications received or given by Trustor with respect to any such default or alleged default. Beneficiary shall have the option to cure any such default and to perform any or all of Trustor’s obligations thereunder. All sums expended by Beneficiary in curing any such default shall be secured hereby and shall be immediately due and payable without demand or notice and shall bear interest from date of expenditure at Agreed Rate.

(iii)        Subject to the Credit Agreement and except as otherwise permitted under the Credit Agreement, each Lease of any portion of the Trust Estate shall be absolutely subordinate to the lien of this Deed of Trust, but shall contain a provision satisfactory to the Lenders, and in any event, each tenant thereunder, by virtue of executing a Lease covering the Premises or any portion thereof, hereby agrees, that in the event of the exercise of the private power of sale or a judicial foreclosure hereunder, such Lease, at the option of the purchaser at such sale, shall not be terminated and the tenant thereunder shall attorn to such purchaser and, if requested to do so, shall enter into a new Lease for the balance of the term of such Lease then remaining upon the same terms and conditions. Each such Lease shall, at the request of the Lenders, be assigned to Beneficiary upon the Lender’s approved form, and each, such assignment shall be recorded and acknowledged by the tenant thereunder. Concurrently with the execution of any and all Leases executed after the date hereof, Trustor shall cause the tenants thereunder to execute a subordination, non-disturbance and attornment agreement in favor of Beneficiary in form and substance satisfactory to the Lenders and immediately thereafter deliver such agreement to Beneficiary.

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2.28.       Reimbursement; Attorneys’ Fees. Trustor shall pay, within five (5) business days of receiving demand for payment, all sums expended or expenses incurred by Trustee and/or Beneficiary in acting under any of the terms of this Deed of Trust, including, without limitation, any fees and expenses (including reasonable attorneys’ fees) incurred in connection with any reconveyance of the Trust Estate or any portion thereof, or to compel payment of the obligations or any portion of the indebtedness evidenced by the Credit Agreement or Loan Documents or in connection with any default thereunder. Without limiting the generality of the foregoing, upon election of either Beneficiary or Trustee so to do, employment of an attorney is authorized, and payment by Trustor of all reasonable attorneys’ fees, costs and expenses in connection with any action and/or actions (including the cost of evidence or search of title) which may be brought for the foreclosure of this Deed of Trust, and/or for possession of the Trust Estate covered hereby, and/or for the appointment of a receiver, and/or for the enforcement of any covenant or right in this Deed of Trust contained as hereinafter provided, shall be secured hereby. As used herein, the terms “attorneys’ fees” or “attorneys’ fees and costs” shall mean the fees and expenses of counsel to the parties hereto, which may include printing, photostating, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals, librarians and others not admitted to the bar but performing services under the supervision of an attorney. The terms “attorneys’ fees” or “attorneys’ fees and costs” shall also include, without limitation, all such fees and expenses incurred with respect to appeals, arbitrations, judicial or nonjudicial foreclosure and bankruptcy proceedings, and whether or not any action or proceeding is brought with respect to the matter for which such fees and expenses were incurred.

2.29.       Title. Trustor has good and marketable title to the Trust Estate subject to no lien, charge or encumbrance except as permitted by the Beneficiary in accordance with the terms of the Credit Agreement. This Deed of Trust is and will remain a valid and enforceable lien on the Trust Estate subject only to the exceptions referred to above. Trustor will preserve its interest in and title to the Trust Estate and will forever warrant and defend the same to Trustee and Beneficiary and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever. Trustor shall promptly and completely observe, perform, and discharge each and every obligation, covenant and agreement affecting the Trust Estate whether the same is prior and superior or subject and subordinate hereto including, if the security hereunder is or will be a condominium, community apartment, stock cooperative, or part of a planned development, each and every provision under any declaration of covenants, conditions and restrictions pertaining thereto.

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ARTICLE III
ASSIGNMENT OF RENTS, ISSUES AND PROFITS

3.1.         Assignment to Beneficiary; License. Trustor hereby absolutely and irrevocably grants, sells, assigns, transfers and sets over to Beneficiary all of the Rents derived from any Lease, now existing or hereafter created and affecting all or any portion of the Trust Estate or the use or occupancy thereof, together with (i) all of Trustor’s rights, titles and interests in the Leases including all modifications, amendments, extensions and renewals of the Leases (whether heretofore or hereafter entered into) and all rights and privileges incident thereto; and (ii) all security deposits, guaranties and other security now or hereafter held by Trustor as security for the performance of the obligations of the tenants under the Leases. This assignment of rents is intended by Trustor and Beneficiary to create and shall be construed to create an absolute assignment to Beneficiary of all of Trustor’s rights, titles and interests in the Rents and in the Leases and shall not be deemed an assignment for additional security for the Obligations. Trustor irrevocably appoints Beneficiary its true and lawful attorney, at the option of Beneficiary at any time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in the name of the of Trustor or in the name Beneficiary, for all such income, rents, issues, deposits, profits and proceeds and apply the same to the indebtedness secured hereby. Trustor and Beneficiary further agree that, during the term of this assignment the Rents shall not constitute property of Trustor (or of any estate of Trustor) within the meaning of 11 U.S.C. §541, as amended from time to time. By its acceptance of this assignment and so long as an Event of Default shall not have occurred and be continuing under the Loan Documents, Beneficiary hereby grants to Trustor a revocable license to enforce the Leases, to collect the Rents, to apply the Rents to the payment of the costs and expenses incurred in connection with the development, construction, operation, maintenance, repair and restoration of the Trust Estate and to any indebtedness secured thereby and to distribute the balance, if any, to Trustor as may be permitted by the terms of the Loan Documents.

3.1.         Revocation of License. Upon the occurrence of an Event of Default and at any time thereafter during the continuance thereof, Beneficiary shall have the right to revoke the license granted to Trustor hereby by giving written notice of such revocation to Trustor. Upon such revocation, Trustor shall promptly deliver to Beneficiary the original copies of all Leases and all Rents then held by Trustor and Beneficiary shall thereafter be entitled to enforce the Leases, to collect and receive, without deduction or offset, all Rents payable thereunder, including but not limited to, all Rests which were accrued and unpaid as of the date of such revocation and to apply such Rents as provided in the Loan Documents. Trustor hereby irrevocably constitutes and appoints Beneficiary its true and lawful attorney-in-fact to enforce, in Trustor’s name or in Beneficiary’s name or otherwise, all rights of Trustor in the instruments, including without limitation checks and money orders, tendered as payments of Rents and to do any and all things necessary and proper to carry out the purposes hereof

3.2.         Election of Remedies. Upon the occurrence of an Event of Default hereunder, Beneficiary may, at its option, exercise (or cause the Trustee to exercise) its rights hereunder. If Beneficiary elects to exercise its rights hereunder, Beneficiary or Trustee may, at any time without notice, either in person, by agent or by a receiver appointed by a court, enter upon and take possession of all or any portion of the Trust Estate, enforce all Leases, collect all Rents, including those past due and unpaid, and apply the same to the costs and expenses of operation and collection, including, without limitation, reasonable attorneys’ fees, and to any indebtedness then secured hereby, in such order as Beneficiary may determine. In connection with the exercise by Beneficiary of its rights hereunder, Trustor agrees that Beneficiary shall have the right to specifically enforce such rights and to obtain the appointment of a receiver in accordance with the provisions of Section 4.2 hereof without regard to the value of the Trust Estate or the adequacy of any security for the Obligations then secured hereby. The collection of such Rents, or the entering upon and taking possession of the Trust Estate, or the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default.

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ARTICLE IV
EVENTS OF DEFAULT AND REMEDIES

4.1.         Events of Default. The occurrence of any one or more of the following shall constitute an “Event of Default” under this Deed of Trust:

(a)       failure to pay any monies, obligations or other consideration when due under the Credit Agreement, this Deed of Trust or any other Loan Document, subject to any applicable notice and cure period;

(b)       except with respect to the payment of monies or the specific items set forth in this Section 4.1, failure to comply with, perform or observe any of the covenants made by Trustor in this Deed of Trust and such failure continues for more than thirty (30) days following Trustor’s receipt of notice of default (provided, however, if the breach is not reasonably capable of cure within such thirty (30) day period, Trustor shall not be in default of this Deed of Trust if Trustor (i) promptly commences to cure the breach within the thirty (30) day period, (ii) diligently and in good faith continues to cure the breach, and (3) cures such breach within ninety (90) days of the notice of default);

(c)       failure to comply with, perform or observe any obligation or condition of any of the other Loan Documents within the time periods specified therein and the expiration of any applicable notice and cure period set forth thereunder, if any;

(d)       any representation, warranty, statement, certificate, schedule or report furnished by Trustor under or in connection with the Loan Documents, whether given hereunder or any other Loan Document or otherwise, shall prove to have been inaccurate in any material respect on or as of the date deemed made;

(e)       the occurrence of a default under Section 7 of the Credit Agreement, subject to any applicable notice and cure period thereunder.

(f)        failure to procure or maintain any insurance policies which are determined to be material, as determined by Beneficiary in its sole and absolute discretion;

(g)       if Trustor violates or does not comply with any of the provisions of subsection 5.4(ii) hereof;

(h)       a default occurs under any of the other Loan Documents and such default is not cured within the applicable notice and cure period, if any; or

(i)        if the Premises or Improvements become subject to any lien, other than a lien permitted pursuant to Section 6.2 of the Credit Agreement.

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4.2.         Remedies. Upon the occurrence of any Event of Default, Trustee and Beneficiary shall have the following rights and remedies:

(i)           Beneficiary may declare the entire principal amount then outstanding (if not then due and payable) pursuant to the Credit Agreement, and accrued but unpaid interest thereon, to be due and payable immediately, and, notwithstanding the stated maturity in the Credit Agreement or any other term or provision of the Loan Documents or this Deed of Trust to the contrary, the outstanding principal amount of the Loan Documents and the accrued but unpaid interest thereon shall become and be immediately due and payable.

(ii)          Irrespective of whether Beneficiary exercises the option provided in Section 4.2(i) above, Beneficiary in person or by agent may, without any obligation so to do and without notice or demand upon Trustor and without releasing Trustor from any obligation hereunder: (a) make any payment or do any act which Trustor has failed to make or do; (b) enter upon, take possession of, manage and operate the Trust Estate or any part thereof; (c) make or enforce, or, if the same be subject to modification or cancellation, modify or cancel any Leases of the Trust Estate or any part thereof upon such terms or conditions as Beneficiary deems proper; (d) obtain and evict tenants, and fix or modify rents, make repairs and alterations and do any acts which Beneficiary deems proper to protect the security hereof; and (e) with or without taking possession, in its own name or in the name of Trustor, sue for or otherwise collect and receive rents, royalties, issues, profits, revenue, income and other benefits, including those past due and unpaid, and apply the same less costs and expenses of operation and collection, including reasonable attorneys’ fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. Upon request of Beneficiary, Trustor shall assemble and make available to Beneficiary at the Premises any of the Trust Estate which has been removed therefrom. The entering upon and taking possession of the Trust Estate, the collection of any rents, royalties, issues, profits, revenue, income or other benefits and the application thereof as aforesaid shall not cure or waive any default theretofore or thereafter occurring or affect any notice of default hereunder or invalidate any act done pursuant to any such notice; and, notwithstanding continuance in possession of the Trust Estate, or any part thereof, by Beneficiary, Trustee or a receiver, and the collection, receipt and application of rents, royalties, issues, profits, revenue, income or other benefits, Beneficiary shall be entitled to exercise every right provided for in this Deed of Trust or by law upon or after the occurrence of an Event of Default, including the right to exercise the power of sale. Any of the actions referred to in this Section 4.2(ii) may be taken by Beneficiary, either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, and any such action may also be taken irrespective of whether any notice of default or election to sell has been given hereunder and without regard to the adequacy of the security for the indebtedness hereby secured. Further, Beneficiary, at the expense of Trustor, either by purchase, repair or construction, may from time to time maintain and restore the Trust Estate or any part thereof and complete construction of the Improvements uncompleted as of the date thereof and in the course of such, completion may make such changes in the contemplated Improvements as Beneficiary may deem desirable and may insure the same.

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(iii)        Beneficiary shall be entitled, without notice and to the full extent provided by law, to the appointment by a court having jurisdiction of a receiver to take possession of and protect the Trust Estate or any part thereof, and operate the same and collect the Rents.

(iv)         Beneficiary may bring an action in any court of competent jurisdiction to foreclose this Deed of Trust or enforce any of the terms, covenants and conditions hereof or contained in any other Loan Document.

(v)           Beneficiary may elect to cause the Trust Estate or any part or parts thereof to be sold as follows:

(a)       Beneficiary may proceed as if all of the Trust Estate were real property in accordance with subparagraph (d) below, or Beneficiary may elect to treat any of the Trust Estate which consists of a right in action or which is property that can be severed from the Premises or the Improvements without causing structural damage thereto as if the same were personal property, and dispose of the same in, accordance with subparagraph (c) below, separate and apart from the sale of real property, the remainder of the Trust Estate being treated as real property.

(b)       Beneficiary may cause any such sale or other disposition to be conducted immediately following the expiration of any grace period herein provided (or immediately upon the expiration of any redemption or reinstatement period required by law) or Beneficiary may delay any such sale or other disposition for such period of time as Beneficiary deems to be in its best interest. Should Beneficiary desire that more than one (1) such sale or other disposition be conducted, Beneficiary may, at its option, cause the same to be conducted simultaneously, or successively, on the same day, or at such different days or times and in such order as the Lenders may deem to be in their best interest.

(c)       Should Beneficiary elect to cause any of the Trust Estate to be disposed of as personal property as permitted by subparagraph (a) above, it may dispose of any part thereof in any manner now or hereafter permitted by the California Commercial Code, the commercial code of the state in which any of the Trust Estate is located or in accordance with any other remedy provided by law. Any such disposition may be conducted by an employee or agent of Beneficiary or Trustee. Both Trustor and Beneficiary shall be eligible to purchase any part or all of such property at any such disposition. Any such disposition may be either public or private as Beneficiary may elect, subject to the provisions of the California Commercial Code or the commercial code of the state in which any of the Trust Estate is located. Beneficiary shall have all of the rights and remedies of a Secured Party under the California Commercial Code or the commercial code of the state in which any of the Trust Estate is located. Expenses of retaking, holding, preparing for sale, selling or the like shall include Beneficiary’s reasonable attorneys’ fees and legal expenses, and upon such default, Trustor, upon demand of Beneficiary, shall assemble such personal property and make it available to Beneficiary at the Premises, a place which is hereby deemed reasonably convenient to Beneficiary and Trustor. Beneficiary shall give Trustor at least five (5) days’ prior written notice of the time and place of any public sale or other disposition of such property or of the time at or after which any private sale or any other intended disposition is to be made, and if such notice is sent to Trustor, in the manner provided for the mailing of notices herein, it shall constitute reasonable notice to Trustor.

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(d)       Should Beneficiary elect or be directed to sell the Trust Estate or any part thereof which is real property or which Beneficiary has elected to treat as real property, upon such election, Beneficiary or Trustee shall give such notice of default election to sell as may then be required by law and by any Loan Document. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, and without the necessity of any demand on Trustor, Trustee, at the time and place specified in the notice of sale, shall sell the Trust Estate, or any portion thereof specified by Beneficiary, at public auction to the highest bidder for cash in lawful money of the United States or any other form of consideration acceptable to Beneficiary, subject, however, to the provisions of Section 4.2(vii). Trustee may, and upon request of Beneficiary shall, from time to time postpone the sale of all or any portion of the Trust Estate by public announcement at the time and place of such sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale. If the Trust Estate consists of several lots or parcels, Beneficiary may direct that the same be sold as a unit or be sold separately and, if to be sold separately, Beneficiary may designate the order in which such lots or parcels shall be offered for sale or sold. Any Person, including Trustor, Trustee or Beneficiary, may purchase at the sale. Upon any sale, Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession.

(e)       Beneficiary, from time to time before any Trustee’s sale as provided herein, may rescind any notice of default and election to sell or notice of sale by executing and delivering to Trustee a written notice of such rescission, which such notice, when recorded, shall constitute a cancellation of any prior declaration of default and demand for sale. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring, or impair the right of Beneficiary to execute and deliver to Trustee, as above provided, other declarations or notices of default and demand for sale of the Trust Estate to satisfy the obligations hereof, nor otherwise affect any provision, covenant or condition of any Loan Document.

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(f)        In the event of a sale or other disposition of the Trust Estate, or any part thereof, and the execution of a deed or other conveyance pursuant thereto, the recitals therein offsets, such as default, the giving of notice of default and notice of sale, demand that such sale should be made, postponement of sale, terms of sale, sale, purchase, payment of purchase money and other facts affecting the regularity or validity of such sale or disposition, shall be conclusive proof of the truth of such facts and any such deed or conveyance shall be conclusive against all persons as to such facts recited therein.

(g)      The acknowledgment of the receipt of the purchase money, contained in any deed or conveyance executed as aforesaid, shall be sufficient discharge to the grantee of all obligations to see to the proper application of the consideration therefor as hereinafter provided. The purchaser at any trustee’s or foreclosure sale hereunder may disaffirm any easement granted or rental or lease contract made in violation of any provision of this Deed of Trust and may take immediate possession of the Trust Estate free from, and despite the terms of, such grant of easement and rental or lease contract.

(h)       Upon the completion of any sale or sales made by Trustee or Beneficiary, as the case may be, under or by virtue of this Article 4, Trustee or any officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Trustee is hereby irrevocably appointed the true and lawful attorney-in-fact of Trustor in its name and stead to make all necessary conveyances, assignments, transfers and deliveries of the Trust Estate or any part thereof and the rights so sold and for that purpose Trustee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Trustor hereby ratifying and confirming all that its said attorney or any substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Trustor, if so requested by Trustee or Beneficiary, shall ratify and confirm any such sale or sales by executing and delivering to Trustee or to such purchaser or purchasers all such instruments as may be advisable in the judgment of Trustee or Beneficiary, for the purpose as may be designated in such request. The foregoing power of attorney is coupled with an interest and cannot be revoked. Any such sale or sales made under or by virtue of this Article 4, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Trustor in and to the properties and rights so sold, and shall be a perpetual bar, both at law and in equity, against Trustor and any and all persons claiming or who may claim the same, or any part thereof, from, through or under Trustor.

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(i)       Trustor hereby expressly waives any right which it may have to direct the order in which any of the Trust Estate shall be sold in the event of any sale or sales pursuant hereto.

(vi)         The purchase money, proceeds or avails of any sale made under or by virtue of this Article 4, together with all other sums which may then be held by Trustee or Beneficiary under this Deed of Trust, whether under the provisions of this Article 4, or otherwise, shall be applied as follows:

FIRST: To the payment of the costs and expenses of the sale, including reasonable compensation to Trustee and Beneficiary, their agents and counsel, and of any judicial proceedings wherein the same may be made and to the payment of all expenses, liabilities and advances made or incurred by Trustee under this Deed of Trust, together with interest as specified in the Credit Agreement on all advances made by Trustee and all taxes or assessments, except for any taxes, assessments or other charges subject to which the Trust Estate shall have been sold, and further including all costs of publishing, recording, mailing and posting notice, the cost of any search and/or other evidence of title procured in connection therewith and the cost of any revenue stamps on any deed of conveyance.

SECOND: To the payment of any and all sums expended under the terms hereof, not then repaid, with accrued interest as specified in the Credit Agreement and all other sums required to be paid by Trustor pursuant to any provisions of this Deed of Trust or of the Credit Agreement or of any other Loan Document, including all expenses, liabilities and advances made or incurred by Beneficiary under this Trust Estate or in connection with the enforcement hereof, together with interest as specified in the Credit Agreement on all advances.

THIRD: To the payment of the principal and interest then due, owing and unpaid upon the Credit Agreement, with interest on the unpaid principal as specified therein from the due date of any such payment of principal until the same is paid.

FOURTH: The remainder, if any, to the Person or Persons legally entitled thereto.

(vii)        Upon any sale or sales made under or by virtue of this Article 4, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Beneficiary may bid for and acquire the Trust Estate or any part thereof and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting upon the indebtedness or other sums secured by this Deed of Trust the net sales price after deducting therefrom the expenses of sale and the costs of the judicial proceedings, if any, and any other sums which Trustee or Beneficiary is authorized to deduct under this Deed of Trust or the Loan Documents, and, in such event, this Deed of Trust, the Loan Documents and documents evidencing expenditures secured hereby shall be presented to the Person or Persons conducting the sale in order that the amount so used or applied may be credited upon said indebtedness as having been paid.

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(viii)       Upon the occurrence of any Event of Default and upon written demand by Beneficiary, Trustor will pay to Beneficiary the entire principal then outstanding, and all accrued but unpaid interest thereon, and, after the happening of said Event of Default, will also pay to Beneficiary interest as specified in the Credit Agreement on the then unpaid principal, and the sums required to be paid by Trustor pursuant to any provision of this Deed of Trust, or any other Loan Document and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to Trustee and Beneficiary hereunder. In the event Trustor shall fail forthwith to pay such amounts upon such demand, Beneficiary shall be entitled and empowered to institute such action or proceedings at law or in equity as may be advised by its counsel for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against Trustor and collect, out of the property of Trustor wherever situated, as well as out of the Trust Estate, in any manner provided by law, moneys adjudged or decreed to be payable.

(a)       Beneficiary shall be entitled to recover judgment as aforesaid either before or after or during the pendency of any proceedings for the enforcement of the provisions of this Deed of Trust, and the right of Beneficiary to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Deed of Trust, or the foreclosure of the lien hereof; and in the event of a sale of the Trust Estate, and of the application of the proceeds of sale, as in this Deed of Trust provided, to the payment of the debt hereby secured, Beneficiary shall be entitled to enforce payment of, and to receive all amounts then remaining due and to enforce payment of all other charges, payments and costs due under this Deed of Trust, and shall be entitled to recover judgment for any portion of the debt remaining unpaid, with interest. In case of proceedings against Trustor in insolvency or bankruptcy or any proceedings for the reorganization of Trustor or involving the liquidation of its assets, Beneficiary shall be entitled to prove the whole amount of principal and interest due pursuant to the Loan Documents to the full amount thereof, and all other payments, charges and costs due under this Deed of Trust or any other Loan Document.

(b)       No recovery of any judgment by Beneficiary and no levy of an execution under any judgment upon the Trust Estate or upon any other property of Trustor shall affect, in any manner or to any extent, the lien of this Deed of Trust upon the Trust Estate or any part thereof, or any liens, rights, powers, or remedies of Trustee or Beneficiary hereunder, but such liens, rights, powers and remedies of Trustee and Beneficiary shall continue unimpaired as before.

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(c)       Any moneys thus collected by Beneficiary under this Section 4.2(viii) shall be applied by Beneficiary in accordance with the provisions of Section 4.2 (vi).

(ix)         Upon the commencement of any action, suit or other legal proceedings by Beneficiary to obtain judgment for the principal of, or interest on sums required to be paid by Trustor pursuant to any provision of this Deed of Trust, or of any other nature in aid of the enforcement of the Loan Documents or of this Deed of Trust, Trustor, to the fullest extent permitted by law, will and does hereby (a) waive the issuance and service of process and enter its voluntary appearance in such action, suit or proceedings, and (b) if required by Beneficiary, consent to the appointment of a receiver or receivers of the Trust Estate and of all the Rents. After the happening of any Event of Default, or upon the commencement of any proceedings to foreclose this Deed of Trust or to enforce the specific performance hereof or in aid thereof or upon the commencement of any other judicial proceedings to enforce any right of Trustee or Beneficiary, Trustee or Beneficiary shall be entitled forthwith, as a matter of right, if either shall so elect, without the giving of notice to any other party and without regard to the adequacy of the security of the Trust Estate, either before or after declaring the unpaid principal of the Loan Documents to be due and payable, to the appointment of such a receiver or receivers.

(x)          Notwithstanding the appointment of any receiver, liquidator or trustee of Trustor, or of any of its property, or of the Trust Estate or any part thereof, Trustee and Beneficiary shall be entitled to retain possession and control of all property now or hereafter held under this Deed of Trust, including, but not limited to, the Rents.

(xi)         No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by any Loan Document or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or by and Loan Document or now or hereafter existing at law or in equity or by statute. No delay or omission of Trustee or Beneficiary in exercising any right or power accruing upon any Event of Default shall impair any right or power or shall be construed to be a waiver of any Event of Default or any acquiescence therein; and every power and remedy given by this Deed of Trust to Trustee or Beneficiary may be exercised from time to time as often as may be deemed expedient by Trustee or Beneficiary. If there exists additional security for the performance of the obligations secured hereby, Beneficiary, or its assigns, at its sole option, and without limiting or affecting any of the rights or remedies hereunder, may exercise any of the rights and remedies to which it may be entitled hereunder either concurrently with whatever rights it may have in connection with such, other security or in such order as it may determine. Nothing in this Deed of Trust or any other Loan Documents shall affect the obligation of Trustor to pay the principal of, and interest as specified in the Credit Agreement in the manner and at the time and place therein respectively expressed.

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(xii)        To the fullest extent permitted by applicable law, Trustor will not at any time insist upon, or plead, or in any manner whatsoever claim or take any benefit or advantage of any stay or extension or moratorium law or law pertaining to the marshaling of assets, the administration of estates of decedents, any exemption from execution or sale of the Trust Estate or any part thereof, including exemption of homestead, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Deed of Trust, nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Trust Estate, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof, and Trustor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Trustee or Beneficiary, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Trustor, for itself and all who claim under it, hereby waives, to the extent that it lawfully may, all right to have the Trust Estate marshaled upon any sale or foreclosure hereunder.

(xiii)      Upon the occurrence of any Event of Default and pending the exercise by Trustee or Beneficiary or their agents or attorneys of their right to exclude Trustor from all or any part of the Trust Estate, Trustor agrees to vacate and surrender possession of the Trust Estate to Trustee or Beneficiary, as the case may be, or to a receiver, if any, and in default thereof may be evicted by any summary action or proceeding for the recovery of possession of leased premises for nonpayment of rent, however designated.

(xiv)       In the event ownership of the Trust Estate or any portion thereof becomes vested in a Person other than the Trustor herein named, Beneficiary may, without notice to the Trustor herein named, whether or not Beneficiary has given written consent to such change in ownership, deal with such successor or successors in interest with reference to this Deed of Trust and the indebtedness secured hereby, and in the same manner as with the Trustor herein named, without in any way vitiating or discharging Trustor’s liability hereunder or for the indebtedness or obligations hereby secured.

(xv)         In the event that there be a Trustee’s sale hereunder and if at the time of such sale Trustor, or its heir, executor, administrator or assign, be occupying the Premises and Improvements or any part thereof so sold, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either tenant or landlord, at a reasonable rental per day based upon the value of the Premises and Improvements, such rental to be due daily to the purchaser. An action of unlawful detainer shall lie if the tenant holds over after a demand in writing for possession of said Premises and Improvements; and this agreement and the Trustee’s deed shall constitute a lease and agreement under which any such tenant’s possession arose and continued.

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(xvi)       Trustor shall pay immediately, without notice or demand, all costs and expenses in connection with the enforcement of Beneficiary’s rights under any of the Loan Documents, including, without limitation, reasonable attorneys’ fees, whether or not any suit is filed in connection with such enforcement; such costs and expenses shall include, without limitation, all costs, reasonable attorneys’ fees and expenses in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceedings involving Trustor or Trustor’ s obligations under any Loan Document, which in any way affects the exercise by Beneficiary of its rights and remedies under the Deed of Trust or any other Loan Document.

4.3.         Avoidance of Lock-Out Period. Following an Event of Default, if Trustor or anyone on Trustor’s behalf makes a tender of payment of the amount necessary to satisfy the Obligations secured by this Deed of Trust at any time prior to a foreclosure sale (including, but not limited to, sale under power of sale under this Deed of Trust), or during any redemption period after foreclosure and such tender of payment as of the date tendered will constitute a prepayment not permitted by Section 2.3 of the Credit Agreement, then, to the maximum extent permitted by law, Trustor shall pay Beneficiary, in addition to such tender payment, an amount equal to the greater of (i) three percent (3%) of all outstanding principal and interest amounts owed under or in connection with the Credit Agreement and (ii) an amount equal to the excess of (A) the sum of the present values of a series of payments payable at the times and in the amounts equal to the payments of principal and interest (including, but not limited to the principal and interest payable on the Maturity Date) which would have been scheduled to be payable after the date of such tender under the Credit Agreement had the Obligations not been accelerated, with each such payment discounted to its present value at the date of such tender at the rate which when compounded monthly is equivalent to the Prepayment Rate (as hereinafter defined), over (B) the then principal amount due under the Credit Agreement.

The term “Prepayment Rate” means the bond equivalent yield (in the secondary market) on the United States Treasury Security that as of the Prepayment Rate Determination Date (hereinafter defined) has a remaining term to maturity closest to, but not exceeding, the remaining term to the Maturity Date, as most recently published in the “Treasury Bonds, Notes and Bills” section in The Wall Street Journal as of the date of the related tender of payment. If more than one issue of United States Treasury Securities has the remaining term to the Maturity Date referred to above, the “Prepayment Rate” shall be the yield on the United States Treasury Security most recently issued as of such date. The term “Prepayment Rate Determination Date” shall mean the date which is five (5) Business Days prior to the prepayment date. The rate so published shall control absent manifest error. As used herein, “Business Day” shall mean any day other than Saturday, Sunday or any other day on which bank are required or authorized to close in California.

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ARTICLE V
MISCELLANEOUS

5.1.         Amendments. This Deed of Trust may only be waived, changed, discharged or terminated by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought

5.2.         No Waiver. By accepting payment of any sum secured hereby after its due date or in an amount less than the sum due, Beneficiary does not waive its rights either to require prompt payment when due of all other sums so secured or to declare a default as herein provided for failure to pay the total sum due.

5.3.         Trustor Waiver of Rights. Trustor waives to the extent permitted by law, (i) the benefit of all laws now existing or that may hereafter be enacted providing for any appraisement before sale of any portion of the Trust Estate, (ii) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshalling in the event of foreclosure of the liens hereby created, and (iii) all rights and remedies which Trustor may have or be able to assert by reason of the laws of the State of California pertaining to the rights and remedies of sureties; provided, however, nothing contained herein shall be deemed to be a waiver of Trustor’s rights under Section 2924c of the California Civil Code.

5.4.         Environmental Matters.

(i)           Trustor agrees to submit from time to time, if requested by Beneficiary, a report, satisfactory to Beneficiary, certifying that the Premises and the Improvements are not now being used nor been used in the past for any use, generation, transportation, treatment, storage or disposal of any Hazardous Materials at any time located on or present or under or near the Premises. Beneficiary reserves the right, in its sole and absolute discretion, to retain, at Trustor’s expense, an independent professional consultant to review any report prepared by Trustor and/or to conduct its own investigation of the Premises and Improvements for Hazardous Materials. Trustor hereby grants to Beneficiary, its agents, employees, consultants and contractors the right to enter upon the Premises and Improvements and to perform such tests as are reasonably necessary to conduct such a review and/or investigation.

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(ii)          Upon the discovery by Trustor of any event or situation which would render any of the representations, warranties or covenants contained in Section 2.11 herein above inaccurate in any respect if made at the time of such discovery, Trustor shall promptly notify Beneficiary of such event or situation and, within fifteen (15) days after discovery, submit to Beneficiary a preliminary written environmental plan setting forth a general description of such event or situation and the action, if any, that Trustor proposes to take with respect thereto, including, without limitation, the giving of notice to and receipt of approval from appropriate governmental agencies. Within fifteen (15) days after submission, of such preliminary report, Trustor shall submit to Beneficiary a final written environmental report, setting forth a detailed description of such event, or situation and the action that Trustor proposes to take with respect thereto, including, without limitation, any proposed corrective work, the estimated cost and time of completion, the name of the contractor, a copy of the construction contract, if any, the governmental agencies contacted, the governmental agencies claiming jurisdiction, the approvals required from said governmental agencies and the estimated time to obtain said approvals, and such additional data, instruments, documents, agreements or other materials or information as Trustor may reasonably request. The plan shall be subject to the Lenders’s written approval, which approval may be granted or withheld in the Lender’s reasonable discretion. Beneficiary shall notify Trustor in writing of its approval or disapproval of the final plan within fifteen (15) days after receipt thereof by Beneficiary. If Beneficiary disapproves the plan, Beneficiary’s notice to Trustor of such disapproval shall include a brief explanation of the reasons therefor. Within fifteen (15) days after receipt of such notice of disapproval. Trustor shall submit to Beneficiary a revised final written environmental plan that remedies the defects identified by Beneficiary as reasons for Beneficiary’s disapproval of the initial final plan. If Trustor fails to submit a revised plan to Beneficiary within said fifteen (15) day period, or if such revised plan is submitted to Beneficiary and Beneficiary disapproves said plan, such failure or disapproval shall, at Beneficiary’s option and upon notice to Trustor, constitute an Event of Default hereunder, in which event Beneficiary shall have all of the rights and remedies available to it under subsection 4.2(ii). If Beneficiary does not notify Trustor of its approval or disapproval of the final plan or any revisions thereof within fifteen (15) days after receipt thereof, the plan or revision shall be deemed disapproved. Once any such plan is approved in writing or deemed approved by Beneficiary, Trustor shall promptly commence all action necessary to implement such plan and to comply with any requirements and conditions imposed by Beneficiary, and shall diligently and continuously pursue such action to completion in strict accordance with the terms thereof.

5.5.         Notices. Whenever Trustor, Trustee or Beneficiary shall desire to give or serve any notice, demand, request or other communication with respect to this Deed of Trust, each such notice, demand, request or communication shall be given in writing (at the address set forth below) by any of the following means: (a) personal service: (b) electronic communication, whether by telex or telecopying (if confirmed in writing sent by overnight delivery service); or (c) overnight delivery service (such as FedEx), providing proof of delivery. Such addresses may be changed by notice to the other parties given in the same manner as provided above. Any notice, demand or request sent pursuant to either subsection (a) or (b) hereof shall be deemed received upon such personal service or upon dispatch by electronic means, and, if sent pursuant to subsection (c) shall be deemed received as of the date of delivery (whether accepted or refused) established by the overnight carrier’s proof of delivery.

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To Beneficiary:	Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
Attention: Jason Prisco – Cadiz Inc./Cadiz
Real Estate LLCP
Telephone No.: (410) 884-2271
Email: ctsbankdebtadministrationteam@wellsfargo.com

with a copy to:	Perkins Coie LLP 30 Rockefeller Plaza 22nd Floor New York, NY 10112-0015 Attention: Ronald Sarubbi Telephone: 212.262.6914 Email: RSarubbi@perkinscoie.com

To Trustor:	Cadiz Inc./Cadiz Real Estate LLC/Octagon Partners LLC
550 South Hope Street, Suite 2850,
Los Angeles, California 90071
Attention:  Chief Financial Officer
Telephone No.:  213-271-1600
Telecopy No.: 213-271-1614

with a copy to:	Mitchell Silberberg & Knupp LLP 11377 W. Olympic Blvd. Los Angeles, CA 90064 Attention: Kevin Friedmann Telecopy: (310) 312-3100 Telephone: (310) 312-3106

To Trustee:	Chicago Title Company 560 East Hospitality Lane San Bernardino, California Telephone No.: 909-884-0448 Telecopy No.: 909-384-7893

5.6.         Sale of Participation. Beneficiary may, at any time, sell, transfer, assign or grant participations herein and other Obligations secured hereby, and Beneficiary may forward to each participant and prospective participant all documents and information which Beneficiary now has or later may acquire relating to those Obligations and to Trustor, and any partners or joint venturers of Trustor, whether furnished by Trustor or otherwise, as Beneficiary determines necessary or desirable.

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5.7.         Acceptance by Trustee. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

5.8.         Captions. The captions or headings at the beginning of each Section hereof are for the convenience of the parties and are not a part of this Deed of Trust.

5.9.         Affidavit to Trustee. Trustee, upon presentation to it of an affidavit signed by or on behalf of Beneficiary, setting forth any fact or facts showing a default by Trustor under any of the terms or conditions of this Deed of Trust, is authorized to accept as true and conclusive all facts and statement in such affidavit and to act hereunder in complete reliance thereon.

5.10.      Severability; Invalidity of Certain Provisions. Every provision of this Deed of Trust is intended to be severable. In the event any term or provision hereof is declared to be illegal or invalid for any reason whatsoever by a court of competent jurisdiction, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable. If the lien of this Deed of Trust is invalid or unenforceable as to any part of the debt, or if the lien is invalid or unenforceable as to any part of the Trust Estate, the unsecured or partially unsecured portion of the debt shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the debt, and all payments made on the debt, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or fully secured by the lien of this Deed of Trust.

5.11.       Waiver of Statute of Limitations. The right to plead any and all statutes of limitation as a defense to any demand secured by this Deed of Trust is hereby waived to the full extent permitted by law.

5.12.       No Merger of Lease. If both the lessor’s and lessee’s estate under any lease or any portion thereof which constitutes a part of the Trust Estate shall at any time become vested in one owner, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger unless Beneficiary so elects as evidenced by recording a written declaration so stating, and, unless and until Beneficiary so elects. Beneficiary shall continue to have and enjoy all of the rights and privileges of Beneficiary as to the separate estates. In addition, upon the foreclosure of the lien created by this Deed of Trust on the Trust Estate pursuant to the provisions hereof, any leases or subleases then existing and affecting all or any portion of the Trust Estate shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure unless Beneficiary or any purchaser at such foreclosure sale shall so elect. No act by or on behalf of Beneficiary or any such purchaser shall constitute a termination of any lease or sublease unless Beneficiary or such purchaser shall give written notice thereof to such tenant or subtenant.

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5.13.       Governing Law. Insofar as permitted by otherwise applicable law, this Deed of Trust and the indebtedness and obligations secured hereby shall be governed by and construed in accordance with the laws of California.

5.14.       Beneficiary’s Right to Enter, Inspect and Cure. Beneficiary is authorized, by itself, its contractors, agents, employees or workmen, to enter at any reasonable time upon any part of the Premises for the purpose of inspecting the same, and for the purpose of performing any of the acts it is authorized to perform under the terms of the Loan Document and this Deed of Trust

5.15.       Interpretation and Successors in Interest. Subject to the provisions of Section 2.17 hereof, this Deed of Trust applies to, to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term “Beneficiary” shall mean the owner and holder, including pledgees, of the Credit Agreement, now or hereafter whether or not named as Beneficiary herein. All capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Credit Agreement. The rules of construction specified in Section 1.2 of the Credit Agreement shall also apply to this Deed of Trust. Any reference in this Deed of Trust to any document, instrument or agreement creating or evidencing an obligation secured hereby shall include such document, instrument or agreement both as originally executed and as it may from time to time be modified. In the performance of its duties hereunder, the Beneficiary shall be afforded all of the rights, benefits, protections, immunities and indemnities entitled to it under the Credit Agreement.

5.16.       Reconveyance by Trustee. Upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust to Trustee for cancellation and retention and upon payment by Trustor of Trustee’s fees, Trustee shall reconvey to Trustor, or to the Person or Persons legally entitled thereto, without warranty, any portion of the Trust Estate then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in any reconveyance may be described as “the person or persons legally entitled thereto.”

5.17.       Conflicts. To the extent that this Deed of Trust or any of the other Loan Documents are inconsistent with the Credit Agreement, the Credit Agreement shall supersede any other agreement or document relating to the matters referred to herein or therein.

5.18.       Counterparts; Recording References. This Deed of Trust may be executed in several original counterparts. To facilitate filing and recording, there may be omitted from certain counterparts the parts of Exhibit A hereto containing specific descriptions of certain collateral constituting the Trust Estate which relate to land under the jurisdiction of offices or located in cities or counties other than the office or city or county in which the particular counterpart is to be filed or recorded. A complete copy of this Deed of Trust is being filed for record in the Office of the County Recorder of San Bernardino. Each counterpart shall be deemed to be an original for all purposes, and all counterparts shall together constitute a single document; provided, however, Beneficiary and Trustee shall also have the option to exercise all rights and remedies available to Beneficiary and Trustee hereunder and under applicable law as though each counterpart hereof were a separate deed of trust, or other security instrument covering only the portions of the collateral constituting the Trust Estate located in the city or county wherein such counterpart is recorded. Unless otherwise specified in Exhibit A hereto, all recording references in Exhibit A are to the official real property records of the city or county as appropriate, in which the affected land is located. The references in Exhibit A to liens, encumbrances and other burdens, if any, shall not be deemed to recognize or create any rights in third parties.

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5.19.       Nonforeign Entity. Section 1445 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign Person. To inform Beneficiary that the withholding of tax will not be required in the event of the disposition of the Premises or Improvements pursuant to the terms of this Deed of Trust, Trustor hereby certifies, under penalty of perjury, that:

(i)           Trustor is not a foreign corporation, foreign, partnership, foreign trust or foreign estate, as those terms are defined in the Internal Revenue Code and the regulations promulgated thereunder;

(ii)          Cadiz’s U.S. employer identification number is 77-0313235, CRE’s U.S. employer identification number is 77-0313235 and Octagon Partner’s U.S. employer identification number is ___________; and

(iii)         Trustor’s principal place of business is 550 South Hope Street, Suite 2850 Los Angeles CA 90071

It is understood that Beneficiary may disclose the contents of this certification to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment or both. Trustor covenants and agrees to execute such further certificates, which shall be signed under penalty of perjury, as Beneficiary shall reasonably require. The covenant set forth herein shall survive the foreclosure of the lien of this Deed of Trust or acceptance of a deed in lieu thereof

5.20.       Agent’s Rights. It is expressly understood and agreed by the parties to this Deed of Trust that (i) Wells Fargo Bank, National Association is entering into this Agreement and acting hereunder solely in its capacity as Agent under the Credit Agreement and (ii) in entering into and acting as Agent hereunder, Wells Fargo Bank, National Association shall be afforded all of the rights, protections, benefits, indemnities and immunities granted to the Agent in the Credit Agreement as if set forth in their entirety herein. Any act, or refusal to act, hereunder requiring the Agent to exercise discretion (including, but not limited to, the exercise of remedies following an Event of Default) shall be exercised in accordance with the terms of the Credit Agreement. The permissive authorizations, entitlements, powers and rights granted to the Agent herein (including the right to (i) request any documentation, (ii) request the taking of any action and (iii) exercise any remedies) shall not be construed as duties.

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5.21.       Discretionary Acts. Any duty, role, responsibility, action or inaction contemplated or required on the part of Agent hereunder is expressly subject to the terms and conditions of the Credit Agreement, and Agent shall be entitled to all of the rights, powers, benefits, protections, immunities and indemnities granted to it in the Credit Agreement from the Lenders as if explicitly set forth herein. Any act or omission to act involving the exercise of discretion by Agent shall be exercised in accordance with the terms of the Credit Agreement. The Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

5.22.       Consent/Performance by Beneficiary or Lenders.   Notwithstanding anything to the contrary set forth herein, with respect to (a) any consent or notice herein to be obtained or given by Beneficiary or Lenders, as applicable and (b) any and all decisions, actions or performance which may be made or taken by Beneficiary or Lenders hereunder, as applicable, Trustor shall accept any such notices, consents, actions and performance, from or by Agent, as that also being from, by or on behalf of, Beneficiary and the Lenders as though, and with the same effect as if, the same had been directly given, done or performed by the Beneficiary and Required Lenders (as defined in the Credit Agreement).  In furtherance thereof, in the event that Trustor receives any such notices, consents, actions and performances from Agent, Trustor may rely thereon without the requirement that Agent provide, or Trustor obtain, proof of Agent’s authority with respect thereto to bind Beneficiary or the Lenders.  In the event that Trustor receives any written notice from, and executed by, Lenders qualifying as Required Lenders that, from and after the date thereof, Trustor shall thereafter only rely upon any consent, notice, action or performance from the Required Lenders (and not Beneficiary), and to ignore any of the same from Agent, and such notice specifically names one of the Required Lenders as the party upon which all subsequent notices shall be given or be sent to (it being the express intent of Agent, Beneficiary and Lenders that Trustor shall at all times only be required to give or accept notices to or from one of Agent, Beneficiary or one of the Required Lenders), Trustor shall (i) comply with such written notice until such time as the same has been rescinded or modified by written notice signed by the Required Lenders and (ii) Trustor may thereafter rely upon any subsequent notice, consent, action or performance given by the Required Lender so named without the requirement that Agent, Beneficiary or any other Lender provide, or Trustor obtain, proof of said Required Lender(s) authority with respect thereto to bind Beneficiary or Lenders.

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ARTICLE VI
SURETYSHIP WAIVERS

6.1.         In addition to all waivers expressed in the Credit Agreement and the other Loan Documents, to the extent that any Person comprising Trustor (a “Trustor Party”) is construed as or constitutes a surety with respect to any other Trustor Party, then the following provisions shall apply:

(a)       Each Trustor Party hereby absolutely, unconditionally, knowingly, and expressly waives and agrees not to assert or take advantage of any defense based upon (1) presentment, demand, protest and notice of protest, notice of dishonor and of non-payment, notice of acceptance of the Loan Documents, and diligence in collection; (2) notice of the existence, creation, or incurring of any new or additional obligations under or pursuant to any of the Loan Documents; (3) any right to require Beneficiary to proceed against, give notice to, or make demand upon any other Trustor Party; (4) any right to require Beneficiary to proceed against or exhaust any security or to proceed against or exhaust any security in any particular order; (5) any right to require Beneficiary to pursue any remedy of Beneficiary; (6) any right to direct the application of any security held by Beneficiary; (7) any right of subrogation or to enforce any remedy which Beneficiary may have against any other Trustor Party and any right to participate in any security now or hereafter held by Beneficiary and any right to reimbursement from any other Person comprising Trustor for amounts paid to Beneficiary by any other Trustor Party at any time prior to the Payment in Full (as hereinafter defined) of all obligations of Trustor under the Loan Documents and of all Obligations secured by this Deed of Trust; (8) any defense arising out of any disability or other defense of any Trustor Party, including bankruptcy, dissolution, liquidation, cessation, impairment, modification, or limitation, from any cause, of any liability of Trustor, or of any remedy for the enforcement of such liability; (9) any right to plead or assert any election of remedies by Beneficiary; (10) any other defenses available to a surety under applicable law: (11) notice of any adverse change in the financial condition of any Trustor Party or of any other fact that might increase such Trustor Party’s risk under the Loan Documents; and (12) all notices (except if such notice is specifically required to be given to such Trustor Party) and demands to which Trustor might otherwise be entitled. As used herein, the term “Payment in Full” with respect to any obligation shall mean the payment in full in cash of all such obligations and the expiration of all applicable time periods regarding bankruptcy preference, fraudulent conveyance or other avoidance actions that may be applicable to the circumstances of payment of any or all of such obligations under any and all laws of the State of California and federal laws.

(b)       Each Trustor Party hereby waives any rights it may have under Sections 2845 or 2850 of the California Civil Code, or otherwise, to require Beneficiary to institute suit against, or to exhaust any rights or remedies which Beneficiary has or may have against, any other Trustor Party or any third party, or against any collateral for the Obligations provided by Trustor or any third party. In this regard, each Trustor Party agrees that it is bound to the payment of all Obligations, whether now existing or hereafter accruing as fully as if such Obligations were directly owing to Beneficiary by each Trustor Party. Each Trustor Party further waives any defense arising by reason of any disability or other defense (other than the defense that the Obligations shall have been fully and finally performed and paid) of such Trustor Party or by reason of the cessation from any cause whatsoever of the liability of such Trustor Party in respect thereof.

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(c)       Each Trustor Party hereby waives: (1) any rights to assert against Beneficiary any defense (legal or equitable), set-off, counterclaim, or claim which any other Trustor Party may now or at any time hereafter have against any other Trustor Party or any other party liable to Beneficiary; (2) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Obligations or any security therefor; and (3) any defense Trustor has to performance hereunder, and any right Trustor has to be exonerated, provided by Sections 2819, 2822, or 2825 of the California Civil Code, or otherwise, arising by reason of: any claim or defense based upon an election of remedies by Beneficiary; the impairment or suspension of Beneficiary’s rights or remedies against Trustor; the alteration by Beneficiary of the Obligations; any discharge of Trustor’s Obligations to Beneficiary by operation of law as a result of Beneficiary’s intervention or omission; or the acceptance by Beneficiary of anything in partial satisfaction of the Obligations.

(d)       Each Trustor Party hereby waives any right of subrogation it may have as against any other Trustor Party with respect to the Obligations. In addition, each Trustor Party hereby waives any right to proceed against any other Trustor Party, now or hereafter, for contribution, indemnity, reimbursement, and any other suretyship right and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which any Trustor Patty may now have or hereafter have as against any other Trustor Party with respect to the Obligations. Each Trustor Party also hereby waives any rights to recourse to or with respect to any asset of any other Trustor Party. Each Trustor Party agrees that in light of the immediately foregoing waivers, the execution of this Deed of Trust shall not be deemed to make each Trustor Party a “creditor” of any other Trustor Party, and that for purposes of Sections 547 and 550 of the Bankruptcy Code each Trustor Party shall not be deemed a “creditor” of any other Trustor Party. Notwithstanding the foregoing, the waivers set forth is this subsection 6.1(d) shall only apply until the indefeasible Payment in Full of all obligations of Trustor under the Loan Documents and of all of the Obligations under this Deed of Trust.

(e)       Each Trustor Party waives all rights and defenses arising out of an election of remedies by Beneficiary, even though that election of remedies, such as a non-judicial foreclosure with respect to security for the Obligations, has destroyed such Trustor Party’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure (the “CCP”) or otherwise. Each Trustor Party acknowledges and agrees that, as a result of the foregoing sentence, it is knowingly waiving in advance a complete or partial defense to this Deed of Trust arising under CCP Sections 580d or 580a and based upon Beneficiary’s election to conduct a private non-judicial foreclosure sale, even though such election would destroy, diminish, or affect such Trustor Party’s rights of subrogation against any other Trustor Party or any other party and each such Trustor Party’s rights to pursue any other Trustor Party or such other party for reimbursement contribution, indemnity, or otherwise.

(f)       WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS DEED OF TRUST OR ANY OTHER AGREEMENT ENTERED INTO WITH RESPECT TO THE LOAN DOCUMENTS, TRUSTOR HEREBY WAIVES AND AGREES NOT TO ASSERT ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2825, 2839, 2845, 2848, 2849, 2850, 2899 and 3433, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE.

[Signature Page Follows]

45

IN WITNESS WHEREOF, Trustor has, effective as of the Effective Date, caused this instrument to be duly EXECUTED AND DELIVERED by authority duly given.

TRUSTOR:

CADIZ INC., a Delaware corporation

By:	/s/ Timothy J. Shaheen
	Name:	Timothy J. Shaheen
	Title:	Chief Financial Officer

Acknowledgment

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF                    California       )

COUNTY OF                Los Angeles  )

On May 23, 2017 before me, Teffiny Bagnara, notary public (insert name and title of the officer), personally appeared Timothy J. Shaheen, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Teffiny Bagnara
(Signature)	(Affix Seal)

[Signature Page to Deed of Trust]

IN WITNESS WHEREOF, Trustor has, effective as of the Effective Date, caused this instrument to be duly EXECUTED AND DELIVERED by authority duly given.

TRUSTOR:

CADIZ REAL ESTATE LLC,
a Delaware limited liability company

By:	/s/ Timothy J. Shaheen
	Name:	Timothy J. Shaheen
	Title:	Chief Financial Officer

Acknowledgment

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF                    California       )

COUNTY OF                Los Angeles  )

On May 23, 2017 before me, Teffiny Bagnara, notary public (insert name and title of the officer), personally appeared Timothy J. Shaheen who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Teffiny Bagnara
(Signature)	(Affix Seal)

[Signature Page to Deed of Trust]

IN WITNESS WHEREOF, Trustor has, effective as of the Effective Date, caused this instrument to be duly EXECUTED AND DELIVERED by authority duly given.

TRUSTOR:

OCTAGON PARTNERS, LLC,
a Delaware limited liability company

By:	/s/ Timothy J. Shaheen
	Name:	Timothy J. Shaheen
	Title:	Manager

Acknowledgment

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF                    California       )

COUNTY OF                Los Angeles  )

On May 23, 2017 before me, Teffiny Bagnara, notary (insert name and title of the officer), personally appeared Timothy J. Shaheen, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Teffiny Bagnara
(Signature)	(Affix Seal)

[Signature Page to Deed of Trust]

EXHIBIT A

Description of Real Property

[Attached]

DIVISION A:

PARCEL 1:      (558-201-11)

ALL OF SECTION 29, TOWNSHIP 6 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND.

PARCEL 2:       (558-201-13,14)

ALL OF SECTION 33, TOWNSHIP 6 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND.

EXCEPTING THEREFROM THE ABOVE PARCELS 1 AND 2 ALL RIGHT, TITLE AND INTEREST IN AND TO ALL MINERALS AND MINERAL RIGHTS, INCLUDING WITHOUT LIMITATION, OIL, GAS AND OTHER HYDROCARBONS, COAL, GEOTHERMAL RESOURCES, PRECIOUS METAL ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MATERIALS, SAND GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE AT WHICH ANY SUCH SUBSTANCES MAY BE FOUND; HOWEVER, GRANTOR, ITS SUCCESSORS AND ASSIGNS SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OF THE FIRST 300 FEET OF THE SUBSURFACE OF THE PROPERTY IN CONNECTION THEREWITH. GRANTOR ACKNOWLEDGES AND AGREES THAT SAID MINERAL RESERVATION SHALL NOT BE DEEMED TO LIMIT THE RIGHT OF GRANTEE TO EXTRACT WATER FROM THE PROPERTY WHICH MAY INCLUDE THE INCIDENTAL EXTRACTION OF MINERALS, SAND, GRAVEL OR OTHER MATERIAL IN CONNECTION WITH THE EXTRACTION OF WATER, AS RESERVED BY SF PACIFIC PROPERTIES INC., A DELAWARE CORPORATION IN THE DEED RECORDED DECEMBER 26, 1996 AS INSTRUMENT NO. 96-472401 OFFICIAL RECORDS.

DIVISION B:

PARCEL 3:      (658-131-02)

GOVERNMENT TRACT 38, TOWNSHIP 11 NORTH, RANGE 20 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER GOVERNMENT RESURVEY DATED SEPTEMBER 29, 1924.

EXCEPTING THEREFROM, ALL RIGHT, TITLE AND INTEREST IN AND TO ALL COAL, HYDROCARBONS, GEOTHERMAL RESOURCES, PRECIOUS METALS ORES, BASE METALS ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MINERALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOW TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR OR ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OR THE SUBSURFACE OF THE PROPERTY AS RESERVED BY SF PACIFIC PROPERTIES, INC., A DELAWARE CORPORATION, RECORDED JANUARY 6, 1993, AS INSTRUMENT NO. 93-000748, OFFICIAL RECORDS.

PARCEL 4:      (658-131-06)

GOVERNMENT TRACT 42, TOWNSHIP 11 NORTH, RANGE 20 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO GOVERNMENT RESURVEY, DATED SEPTEMBER 29, 1924.

EXCEPTING THEREFROM, ALL RIGHT, TITLE AND INTEREST IN AND TO ALL COAL, HYDROCARBONS, GEOTHERMAL RESOURCES, PRECIOUS METALS ORES, BASE METALS ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MINERALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOW TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR OR ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OR THE SUBSURFACE OF THE PROPERTY AS RESERVED BY SF PACIFIC PROPERTIES, INC., A DELAWARE CORPORATION, RECORDED JANUARY 6, 1993, AS INSTRUMENT NO. 93-000748, OFFICIAL RECORDS.

PARCEL 5:      (568-341-07)

LOTS 1, 2, 3, 4 AND 5 AND THE NORTH 1/2 OF SECTION 29, TOWNSHIP 12 NORTH, RANGE 20 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO GOVERNMENT SURVEY.

EXCEPTING THEREFROM, ALL RIGHT, TITLE AND INTEREST IN AND TO ALL COAL, HYDROCARBONS, GEOTHERMAL RESOURCES, PRECIOUS METALS ORES, BASE METALS ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MINERALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOW TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR OR ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OR THE SUBSURFACE OF THE PROPERTY AS RESERVED BY SF PACIFIC PROPERTIES, INC., A DELAWARE CORPORATION, RECORDED JANUARY 6, 1993, AS INSTRUMENT NO. 93-000748, OFFICIAL RECORDS.

PARCEL 6:       (568-341-04)

LOTS 1, 2 AND 3 AND THE EAST 1/2 AND THE EAST 1/2 OF THE WEST 1/2 AND THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 33, TOWNSHIP 12 NORTH, RANGE 20 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO GOVERNMENT SURVEY.

EXCEPTING THEREFROM, ALL RIGHT, TITLE AND INTEREST IN AND TO ALL COAL, HYDROCARBONS, GEOTHERMAL RESOURCES, PRECIOUS METALS ORES, BASE METALS ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MINERALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOW TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAND LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR OR ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OR THE SUBSURFACE OF THE PROPERTY AS RESERVED BY SF PACIFIC PROPERTIES, INC., A DELAWARE CORPORATION, RECORDED JANUARY 6, 1993, AS INSTRUMENT NO. 93-000748, OFFICIAL RECORDS.

PARCEL 7:      (658-141-04)

GOVERNMENT TRACT 39, TOWNSHIP 11 NORTH, RANGE 20 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO GOVERNMENT RESURVEY DATED SEPTEMBER 29, 1924.

EXCEPTING THEREFROM, ALL RIGHT, TITLE AND INTEREST IN AND TO ALL COAL, HYDROCARBONS, GEOTHERMAL RESOURCES, PRECIOUS METALS ORES, BASE METALS ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MINERALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOW TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR OR ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OR THE SUBSURFACE OF THE PROPERTY AS RESERVED BY SF PACIFIC PROPERTIES, INC., A DELAWARE CORPORATION, RECORDED JANUARY 6, 1993, AS INSTRUMENT NO, 93-000748, OFFICIAL RECORDS.

PARCEL 8:      (659-061-16)

SECTION 13, TOWNSHIP 10 NORTH, RANGE 19 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO GOVERNMENT SURVEY. EXCEPTING THEREFROM, ALL RIGHT, TITLE AND INTEREST IN AND TO ALL COAL, HYDROCARBONS, GEOTHERMAL RESOURCES, PRECIOUS METALS ORES, BASE METALS ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MINERALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR OR ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OF THE SUBSURFACE OF SAID LAND AS RESERVED IN THE DEED FROM SF PACIFIC PROPERTIES INC., A DELAWARE CORPORATION, RECORDED SEPTEMBER 30, 1993 AS INSTRUMENT NO. 93-419956, OFFICIAL RECORDS.

PARCEL 9:      (659-051-07)

SECTION 25, TOWNSHIP 10 NORTH, RANGE 19 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO GOVERNMENT SURVEY.

EXCEPTING THEREFROM, ALL RIGHT, TITLE AND INTEREST IN AND TO ALL COAL, HYDROCARBONS, GEOTHERMAL RESOURCES, PRECIOUS METALS ORES, BASE METALS ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MINERALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR OR ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OF THE SUBSURFACE OF SAID LAND AS RESERVED IN THE DEED FROM SF PACIFIC PROPERTIES INC., A DELAWARE CORPORATION, RECORDED SEPTEMBER 30, 1993 AS INSTRUMENT NO. 93-419956, OFFICIAL RECORDS.

PARCEL 10:      (659-081-03)

SECTION 21, TOWNSHIP 10 NORTH, RANGE 20 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO GOVERNMENT SURVEY.

EXCEPTING THEREFROM, ALL RIGHT, TITLE AND INTEREST IN AND TO ALL COAL, HYDROCARBONS, GEOTHERMAL RESOURCES, PRECIOUS METALS ORES, BASE METALS ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MINERALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR OR ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OF THE SUBSURFACE OF SAID LAND AS RESERVED IN THE DEED FROM SF PACIFIC PROPERTIES INC., A DELAWARE CORPORATION, RECORDED SEPTEMBER 30, 1993 AS INSTRUMENT NO. 93-419956, OFFICIAL RECORDS.

PARCEL 11:      (659-081-25,26)

SECTION 29, TOWNSHIP 10 NORTH, RANGE 20 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO GOVERNMENT SURVEY.

EXCEPTING THEREFROM, ALL RIGHT, TITLE AND INTEREST IN AND TO ALL COAL, HYDROCARBONS, GEOTHERMAL RESOURCES, PRECIOUS METALS ORES, BASE METALS ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MINERALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR OR ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OF THE SUBSURFACE OF SAID LAND AS RESERVED IN THE DEED FROM SF PACIFIC PROPERTIES INC., A DELAWARE CORPORATION, RECORDED SEPTEMBER 30, 1993 AS INSTRUMENT NO. 93-419956, OFFICIAL RECORDS.

EXCEPTING THEREFROM THAT PORTION OF SECTION 29 CONVEYED TO THE CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY, A CORPORATION, BY DEED RECORDED MARCH 16, 1914 IN BOOK 548, PAGE 29 OF DEEDS.

PARCEL 12:      (556-341-04)

PARCEL 4 OF PARCEL MAP NO. 10131, IN THE UNINCORPORATED AREA OF SAN BERNARDINO COUNTY, AS PER PLAT RECORDED IN BOOK 108, OF PARCEL MAPS, PAGE 55, RECORDS OF SAID COUNTY.

PARCEL 13:      (556-311-14,16)

SECTIONS 32 AND 34, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 14:      (556-311-52)

THE NORTHWEST ONE-QUARTER AND THE NORTHEAST ONE-QUARTER AND THE NORTH ONE-HALF OF THE SOUTHWEST ONE-QUARTER AND THE NORTH ONE-HALF OF THE SOUTHEAST ONE-QUARTER OF SECTION 21, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 15:      (556-291-10,11)

ALL OF SECTION 16, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM A RECTANGULAR PARCEL OF LAND IN THE NORTHEAST ONE-QUARTER OF THE SOUTHEAST ONE-QUARTER OF SAID SECTION 16 DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHERN RIGHT OF WAY LINE OF THE CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY, DISTANT 86 FEET NORTHERLY, AT RIGHT ANGLES FROM THE CENTER LINE OF WESTBOUND MAIN TRACT OF SAID RAILWAY COMPANY, SAID POINT BEING 546.1 FEET WESTERLY ALONG SAID RIGHT OF WAY LINE FROM ITS INTERSECTION WITH THE EAST LINE OF SAID SECTION 16, DISTANT 365.6 FEET SOUTH ON SAID EAST LINE FROM THE EAST 1/4 CORNER OF SAID SECTION; THENCE WESTERLY ALONG SAID RIGHT OF WAY LINE, 363 FEET; THENCE NORTHERLY AT RIGHT ANGLES, 120 FEET; THENCE EASTERLY, PARALLEL WITH SAID NORTHERN RIGHT OF WAY LINE, 363 FEET; THENCE SOUTHERLY AT RIGHT ANGLES, 120 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM A RECTANGULAR PARCEL OF LAND IN THE NORTHEAST ONE-QUARTER OF THE SOUTHEAST ONE-QUARTER OF SECTION 16, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHERN RIGHT OF WAY LINE OF THE CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY, DISTANT 86 FEET NORTHERLY, AT RIGHT ANGLES FROM THE CENTER LINE OF THE WESTBOUND MAIN TRACK OF SAID RAILWAY COMPANY, SAID POINT BEING DISTANT 183.1 FEET WESTERLY ALONG SAID RIGHT OF WAY LINE FROM ITS INTERSECTION WITH THE EAST LINE OF SAID SECTION 16, DISTANT 165.6 FEET SOUTH ON SAID EAST LINE FROM THE EAST 1/4 CORNER OF SAID SECTION: THENCE WESTERLY ALONG SAID RIGHT OF WAY LINE, 363 FEET TO THE SOUTHEAST CORNER OF THE LAND CONVEYED BY W.F. ZIEGLER AND OLIVA M. ZIEGLER BY DEED RECORDED IN BOOK 677, PAGE 159, OFFICIAL RECORDS; THENCE NORTHERLY AT RIGHT ANGLES ALONG THE EASTERLY LINE OF THE LAND CONVEYED BY DEED JUST REFERRED TO, 120 FEET; THENCE EASTERLY, PARALLEL WITH SAID NORTHERN RIGHT OF WAY LINE, 363 FEET; THENCE SOUTHERLY AT RIGHT ANGLES, 120 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM:

FIRST: A STRIP OF LAND, 50 FEET WIDE, LYING SOUTH OF AND ADJACENT TO THE SOUTHERN PACIFIC RAILWAY COMPANY’S 200-FOOT RIGHT OF WAY THROUGH SECTION 16, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN.

SECOND: A PIECE OR PARCEL OF LAND LYING IN THE SOUTHEAST ONE-QUARTER OF SAID SECTION 16, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY BOUNDARY OF THE ABOVE DESCRIBED PIECE OF LAND, DISTANT 770 FEET WESTERLY ALONG SAID SOUTHERLY LINE FROM THE EAST LINE OF SAID SECTION 16;

THENCE SOUTHWESTERLY ALONG SAID SOUTHERLY LINE FROM THE EAST LINE OF SAID SECTION 16: THENCE SOUTHWESTERLY ON A CURVE CONCAVE SOUTHEASTERLY, WITH A RADIUS OF 739.49 FEET, A DISTANCE OF 750 FEET; THENCE SOUTH 5° 24’ WEST, A DISTANCE OF 1481 FEET, MORE OR LESS, TO A POINT IN THE SOUTH LINE OF SAID SECTION 16; THENCE WEST ALONG SAID SOUTH LINE, 50.2 FEET; THENCE NORTH 5° 24’ EAST, A DISTANCE OF 2389 FEET; THENCE NORTHWESTERLY ON A CURVE CONCAVE SOUTHWESTERLY WITH A RADIUS OF 739.49 FEET, A DISTANCE OF 998 FEET, MORE OR LESS, TO A POINT IN THE SOUTHERLY BOUNDARY LINE OF THE ABOVE FIRST DESCRIBED PIECE OF LAND; THENCE EASTERLY ALONG SAID SOUTHERLY BOUNDARY LINE, A DISTANCE OF 975 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

PARCEL 16:      (645-091-09)

THE WEST HALF OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF SECTION 12, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ONE-FOURTH OF ALL MINERALS, OIL, GAS, CARBON AND HYDROCARBON SUBSTANCES ON AND UNDER SAID LAND, AS RESERVED IN THE DEED FROM HOMER S. KNOWLES, ET UX., RECORDED JANUARY 13, 1958 IN BOOK 4410 PAGE 475 OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ONE-FOURTH OF ALL MINERALS, OIL, GAS, CARBON AND HYDROCARBON SUBSTANCES ON AND UNDER SAID LAND, AS RESERVED IN THE DEED FROM JOAN L. ZMINA, TRUSTEE, RECORDED OCTOBER 12, 1994 AS INSTRUMENT NO. 94-415289 OFFICIAL RECORDS.

PARCEL 17:      (645-121-06)

THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 36, TOWNSHIP 2 NORTH, RANGE 18, EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

ALSO EXCEPTING THEREFROM A STRIP OF LAND 200 FEET IN WIDTH IN THE SOUTHEAST QUARTER OF SECTION 36, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, LYING 100 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE, EXTENDED:

BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 36, SAID POINT BEING LOCATED NORTH 46° 03’ WEST 45,738.1 FEET FROM THE SOUTHEAST CORNER OF SECTION 36, TOWNSHIP 1 NORTH, RANGE 19 EAST, SAN BERNARDINO MERIDIAN; THENCE NORTH 47° 57’ WEST 2500 FEET, MORE OR LESS, TO A POINT ON THE WEST LINE THE SOUTHEAST QUARTER OF SECTION 36, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, AS GRANTED TO THE ARIZONA AND CALIFORNIA RAILWAY COMPANY BY PERMIT DATED FEBRUARY 4, 1910, EXECUTED BY THE SURVEYOR GENERAL OF THE STATE OF CALIFORNIA PURSUANT TO SECTION 478 OF THE CALIFORNIA CIVIL CODE.

PARCEL 18:      (645-271-03)

THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

ALSO EXCEPT THOSE PORTIONS OF A STRIP OF LAND 400 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE NORTHWEST QUARTER AND THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, CONTAINED BETWEEN TWO LINES DRAWN FROM THE NORTH LINE OF SAID SECTION 16, TO THE SOUTH LINE OF SAID SECTION 16, ONE LINE BEING LOCATED 70 FEET NORTHWESTERLY FROM AND THE OTHER LINE BEING LOCATED 330 FEET SOUTHEASTERLY FROM AND BOTH LINES BEING PARALLEL TO THE FOLLOWING DESCRIBED LINE, EXTENDED:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED SOUTH 89° 42’ 40” EAST 1112.42 FEET FROM THE NORTHWEST CORNER OF SAID SECTION 16; THENCE SOUTH 11° 10’ 04” WEST 5348.94 FEET, MORE OR LESS, TO A POINT ON THE SOUTH LINE OF SAID SECTION WHICH IS LOCATED SOUTH 89° 14’ 56” EAST 147.60 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 16, AS GRANTED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA BY INSTRUMENT DATED SEPTEMBER 15, 1934, EXECUTED ON BEHALF OF THE STATE OF CALIFORNIA BY THE CHIEF OF THE DIVISION OF STATE LANDS PURSUANT TO THE PROVISIONS OF CHAPTER 507 OF THE STATUTES OF CALIFORNIA, 1933.

PARCEL 19:      (645-271-11)

THE NORTH 1/2 OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

ALSO EXCEPT THOSE PORTIONS OF A STRIP OF LAND 400 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE NORTHWEST QUARTER AND THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, CONTAINED BETWEEN TWO LINES DRAWN FROM THE NORTH LINE OF SAID SECTION 16, TO THE SOUTH LINE OF SAID SECTION 16, ONE LINE BEING LOCATED 70 FEET NORTHWESTERLY FROM AND THE OTHER LINE BEING LOCATED 330 FEET SOUTHEASTERLY FROM THE BOTH LINES BEING PARALLEL TO THE FOLLOWING DESCRIBED LINE, EXTENDED:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED SOUTH 89° 42’ 40” EAST 1112.42 FEET FROM THE NORTHWEST CORNER OF SAID SECTION 16; THENCE SOUTH 110 10’ 04” WEST 5348.94 FEET, MORE OR LESS, TO A POINT ON THE SOUTH LINE OF SAID SECTION WHICH IS LOCATED SOUTH 89° 14’ 56” EAST 147.60 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 16, AS GRANTED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA BY INSTRUMENT DATED SEPTEMBER 15, 1934, EXECUTED ON BEHALF OF THE STATE OF CALIFORNIA BY THE CHIEF OF THE DIVISION OF STATE LANDS PURSUANT TO THE PROVISIONS OF CHAPTER 507 OF THE STATUTES OF CALIFORNIA, 1933.

ALSO EXCEPT THOSE PORTIONS OF A STRIP OF LAND 200 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER AND THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, LYING 100 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE EXTENDED:

BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED NORTH 46° 42” WEST 69,424.5 FEET FROM THE SOUTHEAST CORNER OF SECTION 36, TOWNSHIP 1 NORTH, RANGE 19 EAST, SAN BERNARDINO MERIDIAN;

THENCE NORTH 47° 57’ WEST 3879.8 FEET, MORE OR LESS, TO A POINT ON THE WEST LINE OF SAID SECTION 16, AS GRANTED TO THE ARIZONA AND CALIFORNIA RAILWAY COMPANY BY PERMIT DATED FEBRUARY 4, 1910, EXECUTED BY THE SURVEYOR GENERAL OF THE STATE OF CALIFORNIA PURSUANT TO SECTION 478 OF THE CALIFORNIA CIVIL CODE.

PARCEL 20:      (645-271-13)

THE NORTH 1/2 OF THE SOUTHWEST 1/4 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

PARCEL 21:      (645-271-23)

THE NORTH 1/2 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

ALSO EXCEPT THOSE PORTIONS OF A STRIP OF LAND 400 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE NORTHWEST QUARTER AND THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, CONTAINED BETWEEN TWO LINES DRAWN FROM THE NORTH LINE OF SAID SECTION 16, TO THE SOUTH LINE OF SAID SECTION 16, ONE LINE BEING LOCATED 70 FEET NORTHWESTERLY FROM AND THE OTHER LINE BEING LOCATED 330 FEET SOUTHEASTERLY FROM AND BOTH LINES BEING PARALLEL TO THE FOLLOWING DESCRIBED LINE, EXTENDED:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED SOUTH 89° 42 40” EAST 1112.42 FEET FROM THE NORTHWEST CORNER OF SAID SECTION 16; THENCE SOUTH 11° 10’ 04” WEST 5348.94 FEET, MORE OR LESS, TO A POINT ON THE SOUTH LINE OF SAID SECTION WHICH IS LOCATED SOUTH 89° 14’ 56” EAST 147.60 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 16, AS GRANTED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA BY INSTRUMENT DATED SEPTEMBER 15, 1934, EXECUTED ON BEHALF OF THE STATE OF CALIFORNIA BY THE CHIEF OF THE DIVISION OF STATE LANDS PURSUANT TO THE PROVISIONS OF CHAPTER 507 OF THE STATUTES OF CALIFORNIA, 1933.

PARCEL 22:      (645-121-05)

THE NORTH 1/2 OF THE NORTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 36, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

PARCEL 23:      (645-121-09)

THE NORTH 1/2 OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 36, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

ALSO EXCEPTING THEREFROM A STRIP OF LAND 200 FEET IN WIDTH IN THE SOUTHEAST QUARTER OF SECTION 36, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, LYING 100 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE, EXTENDED:

BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED NORTH 46° 03’ WEST 45,738,1 FEET FROM THE SOUTHEAST CORNER OF SECTION 36, TOWNSHIP 1 NORTH, RANGE 19 EAST, SAN BERNARDINO MERIDIAN; THENCE NORTH 47° 57’ WEST 2500 FEET, MORE OR LESS, TO A POINT ON THE WEST LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 36, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, AS GRANTED TO THE ARIZONA AND CALIFORNIA RAILWAY COMPANY BY PERMIT DATED FEBRUARY 4, 1910, EXECUTED BY THE SURVEYOR GENERAL OF THE STATE OF CALIFORNIA PURSUANT TO SECTION 478 OF THE CALIFORNIA CIVIL CODE.

PARCEL 24:      (645-271-07)

THE SOUTH 1/2 OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

PARCEL 25:      (645-271-15)

THE SOUTH 1/2 OF THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

PARCEL 26:      (645-271-08)

THE SOUTH 1/2 OF THE NORTHWEST 1/4 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

PARCEL 27:      (645-271-05)

THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

PARCEL 28:      (645-071-18)

ALL OF SECTION 36, TOWNSHIP 3 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO GOVERNMENT SURVEY.

EXCEPTING THEREFROM ALL MINERALS AND MINERAL DEPOSITS, INCLUDING, BUT NOT LIMITED TO, OIL AND GAS, OTHER GASES, INCLUDING BUT NOT LIMITED TO NONHYDROCARBON AND GEOTHERMAL GASES, OIL SHALE, COAL, PHOSPHATE, ALUMINA, SILICA, FOSSILS OF ALL GEOLOGICAL AGES, SODIUM, GOLD, SILVER, METALS AND THEIR COMPOUNDS, ALKALI, ALKALI EARTH, SAND, CLAY, GRAVEL, SALTS AND MINERAL WATERS, URANIUM, TRONA, AND GEOTHERMAL RESOURCES, TOGETHER WITH THE RIGHT OF THE STATE OR PERSONS AUTHORIZED BY THE STATE TO PROSPECT FOR, DRILL FOR, EXTRACT, MINE AND REMOVE SUCH DEPOSITS OR RESOURCES, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF THE LANDS AS MAY BE NECESSARY THEREFOR, AS RESERVED IN THE PATENT FROM THE STATE OF CALIFORNIA, RECORDED MARCH 21, 1995 AS INSTRUMENT NO. 95-085121, OFFICIAL RECORDS.

PARCEL 29:      (645-091-10)

THE EAST ONE-HALF OF THE NORTHWEST ONE-QUARTER OF THE NORTHWEST ONE-QUARTER SECTION 12, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ONE-QUARTER OF ALL MINERALS, OIL, GAS, CARBONS AND HYDROCARBON SUBSTANCES ON AND UNDER SAID LAND, AS RESERVED IN THE DEED FROM HOMER S. KNOWLES, ETUX, RECORDED JANUARY 16, 1958 IN BOOK 4414 PAGE 237 OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ONE-FOURTH OF ALL MINERALS, OIL, GAS, CARBONS AND HYDROCARBON SUBSTANCES ON AND UNDER SAID LAND, AS RESERVED IN THE DEED FROM CAROL 0. ALLEN, ET AL., RECORDED OCTOBER 7, 1994 AS INSTRUMENT NO. 94-411051 OFFICIAL RECORDS.

PARCEL 30:      (645-091-06)

THE NORTH HALF OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER, SECTION 12, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM 50% OF ALL OIL, GAS, MINERAL, URANIUM, AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER SAID LAND, AS RESERVED IN THE DEED RECORDED JUNE 7, 1962, IN BOOK 5712, PAGE 338, OFFICIAL RECORDS.

PARCEL 31:      (645-271-06)

THE NORTH 1/2 OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN.

EXCEPTING THEREFROM ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS, CONTAINED IN SAID LANDS, AND FURTHER RESERVING TO THE STATE OF CALIFORNIA AND PERSONS AUTHORIZED BY THE STATE, THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS AND TO PROSPECT FOR, MINE AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LANDS AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LANDS AS MAY BE REQUIRED THEREFOR, UPON COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED IN THE PATENT RECORDED APRIL 12, 1960 IN BOOK 5109, PAGE 174, OFFICIAL RECORDS.

PARCEL 32:      (645-271-18)

THE SOUTH 1/2 OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN.

EXCEPTING THEREFROM THOSE PORTIONS OF A STRIP OF LAND 400 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE NORTHWEST 1/4 AND THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, CONTAINED BETWEEN TWO LINES DRAWN FROM THE NORTH LINE OF SAID SECTION 16 TO THE SOUTH LINE OF SAID SECTION 16, ONE BEING LOCATED 70 FEET NORTHWESTERLY FROM AND THE OTHER LINE BEING LOCATED 330 FEET SOUTHWESTERLY FROM AND BOTH LINES BEING PARALLEL TO THE FOLLOWING DESCRIBED LINE, EXTENDED:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED SOUTH 89° 42’ 40” EAST, 1112.42 FEET FROM THE NORTHWEST CORNER OF SAID SECTION 16; THENCE SOUTH 11° 10’ 04” WEST, 5348.94 FEET, MORE OR LESS, TO A POINT ON THE SOUTH LINE OF SAID SECTION, WHICH IS LOCATED SOUTH 89° 14’ 56” EAST, 147.60 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 16, AS GRANTED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA, BY INSTRUMENT DATED SEPTEMBER 15, 1934, RECORDED SEPTEMBER 26, 1954 IN BOOK 996, PAGE 160, OFFICIAL RECORDS, EXECUTED ON BEHALF OF THE STATE OF CALIFORNIA BY THE CHIEF OF THE DIVISION OF STATE LANDS PURSUANT TO THE PROVISIONS OF CHAPTER 507 OF THE STATUTES OF CALIFORNIA, 1933.

EXCEPTING THEREFROM ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS, CONTAINED IN SAID LANDS, AND FURTHER RESERVING TO THE STATE OF CALIFORNIA AND PERSONS AUTHORIZED BY THE STATE, THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LANDS AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LANDS AS MAY BE REQUIRED THEREFOR, UPON COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED IN THE PATENT RECORDED APRIL 12, 1960 IN BOOK 5109, PAGE 174, OFFICIAL RECORDS.

PARCEL 33:      (645-271-10)

THE SOUTH 1/2 OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN.

EXCEPTING THEREFROM THOSE PORTIONS OF A STRIP OF LAND 400 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE NORTHWEST 1/4 AND THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, CONTAINED BETWEEN TWO LINES DRAWN FROM THE NORTH LINE OF SAID SECTION 16 TO THE SOUTH LINE OF SAID SECTION 16, ONE LINE BEING LOCATED 70 FEET NORTHWESTERLY FROM AND THE OTHER BEING LOCATED 330 FEET SOUTHWESTERLY FROM AND BOTH LINES BEING PARALLEL TO THE FOLLOWING DESCRIBED LINE, EXTENDED:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED SOUTH 89° 42 40” EAST, 1112.42 FEET FROM THE NORTHWEST CORNER OF SAID SECTION 16; THENCE SOUTH 11° 10’ 04” WEST, 5348.94 FEET, MORE OR LESS, TO A POINT ON THE SOUTH LINE OF SAID SECTION, WHICH IS LOCATED SOUTH 89° 14’ 56” EAST, 147,60 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 16, AS GRANTED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA, BY INSTRUMENT DATED SEPTEMBER 15, 1934, RECORDED SEPTEMBER 26, 1954 IN BOOK 996, PAGE 160, OFFICIAL RECORDS EXECUTED ON BEHALF OF THE STATE OF CALIFORNIA BY THE CHIEF OF THE DIVISION OF STATE LANDS PURSUANT TO THE PROVISIONS OF CHAPTER 507 OF THE STATUTES OF CALIFORNIA, 1933.

FURTHER EXCEPTING THEREFROM THOSE PORTIONS OF A STRIP OF LAND 200 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 AND THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, LYING 100 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE, EXTENDED:

BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED NORTH 46° 42’ WEST, 69,424.5 FEET FROM THE SOUTHEAST CORNER OF SECTION 36, TOWNSHIP 1 NORTH, RANGE 19 EAST, SAN BERNARDINO BASE AND MERIDIAN; THENCE NORTH 47° 57’ WEST, 3879,8 FEET, MORE OR LESS, TO A POINT ON THE WEST LINE OF SAID SECTION 16, AS GRANTED TO THE ARIZONA AND CALIFORNIA RAILWAY COMPANY BY PERMIT DATED FEBRUARY 4, 1910, EXECUTED BY THE SURVEYOR GENERAL OF THE STATE OF CALIFORNIA, PURSUANT TO SECTION 478 OF THE CALIFORNIA CIVIL CODE.

EXCEPTING THEREFROM ALL OIL, GAS, OIL, SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS, CONTAINED IN SAID LANDS, AND FURTHER RESERVING TO THE STATE OF CALIFORNIA AND PERSONS AUTHORIZED BY THE STATE, THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LANDS AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LANDS AS MAY BE REQUIRED THEREFOR, UPON COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED IN THE PATENT RECORDED APRIL 12, 1960 IN BOOK 5109, PAGE 174, OFFICIAL RECORDS.

PARCEL 34:      (645-101-04)

THE NORTH ONE-HALF OF THE NORTHEAST ONE-QUARTER OF SECTION 23, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 35:      (645-271-16)

THE SOUTH HALF OF THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF ON FILE IN THE DISTRICT LAND OFFICE.

EXCEPT THEREFROM ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS, CONTAINED IN SAID LAND, AND FURTHER RESERVING TO THE STATE OF CALIFORNIA AND PERSONS AUTHORIZED BY THE STATE, THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LANDS AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LANDS AS MAY BE REQUIRED THEREFOR, UPON COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED IN THE PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, PAGE 174, OFFICIAL RECORDS.

DIVISION C:

PARCEL 36:      (556-271-06)

SECTION 1, TOWNSHIP 5 NORTH, RANGE 13 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 37:      (556-271-25, 26)

SECTION 13, TOWNSHIP 5 NORTH, RANGE 13 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THEREFROM THAT PORTION CONVEYED TO CALIFORNIA, ARIZONA, AND SANTA FE RAILWAY COMPANY BY DEED RECORDED MARCH 16, 1914 IN BOOK 548, OF DEEDS, PAGE 29.

ALSO EXCEPT THEREFROM THAT PORTION CONVEYED TO CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY BY DEED RECORDED NOVEMBER 26, 1913 IN BOOK 542 OF DEEDS, PAGE 1.

PARCEL 38:      (556-321-18)

SECTION 13, TOWNSHIP 4 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 39:      (556-281-02,12)

SECTIONS 5 AND 9, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 40:      (556-301-06,07)

SECTION 13, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THEREFROM THAT PORTION CONVEYED TO CALIFORNIA, ARIZONA, AND SANTA FE RAILWAY COMPANY BY DEED RECORDED MARCH 16, 1914 IN BOOK 548, OF DEEDS, PAGE 29. ALSO EXCEPT THEREFROM THAT PORTION CONVEYED TO CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY BY DEED RECORDED NOVEMBER 26, 1913 IN BOOK 542, OF DEEDS, PAGE 1.

ALSO EXCEPT THEREFROM THAT PORTION CONVEYED TO CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY BY DEED RECORDED AUGUST 8, 1936 IN BOOK 1155, PAGE 155 OF OFFICIAL RECORDS.

PARCEL 41:      (556-311-17,41)

SECTIONS 25 AND 35, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF. EXCEPT FROM SAID SECTION 25 THAT PORTION CONVEYED TO CALIFORNIA, ARIZONA, AND SANTA FE RAILWAY COMPANY BY DEED RECORDED JULY 18, 1914, IN BOOK 554 OF DEEDS, PAGE 155.

PARCEL 42:      (653-021-14)

SECTION 17, TOWNSHIP 4 NORTH, RANGE 15 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 43:      (653-041-23,24)

SECTION 5, TOWNSHIP 5 NORTH, RANGE 15 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THEREFROM THAT PORTION CONVEYED TO CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY BY DEED RECORDED MARCH 16, 1914 IN BOOK 548, OF DEEDS, PAGE 29.

PARCEL 44:      (653-041-10)

THE NORTH ONE-HALF AND THE WEST ONE-HALF OF THE WEST ONE-HALF OF THE NORTHWEST ONE-QUARTER OF THE SOUTHWEST ONE-QUARTER AND THE NORTHEAST ONE-QUARTER OF THE SOUTHEAST ONE-QUARTER AND THE SOUTHWEST ONE-QUARTER OF THE SOUTHEAST ONE-QUARTER AND THE EAST ONE-HALF OF THE NORTHWEST ONE-QUARTER OF THE SOUTHEAST ONE-QUARTER. AND THE EAST ONE-HALF OF THE WEST ONE-HALF OF THE NORTHWEST ONE-QUARTER OF THE SOUTHEAST ONE-QUARTER OF ALL IN SECTION 9, TOWNSHIP 5 NORTH, RANGE 15 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ALL MINERALS AND MINERAL RIGHTS, INTERESTS, AND ROYALTIES, INCLUDING, WITHOUT LIMITING THE GENERALITY THEREOF, ALL OIL GAS AND OTHER HYDROCARBON SUBSTANCES, AS WELL AS ALL GEOTHERMAL RESOURCES, AND METALLIC OR OTHER SOLID MINERALS, TOGETHER WITH THE EXCLUSIVE AND PERPETUAL RIGHT OF GRANTOR, ITS SUCCESSORS, ASSIGNS AND LESSEES, OF INGRESS AND EGRESS IN, UPON AND OVER SAID LAND TO EXPLORE FOR, EXTRACT, STORE, REFINE, PROCESS, AND REMOVE THE SAME, AND MAKE SUCH USE OF SAID LAND AS IS NECESSARY OR USEFUL IN CONNECTION THEREWITH, TOGETHER WITH THE RIGHT TO USE SUCH WATER AS MAY BE FOUND ON OR BENEATH SAID LAND FOR EXTRACTION OR PROCESS ION OF SUCH MINERALS AS MAY BE FOUND THEREON. GRANTOR COVENANTS AND AGREES THAT IT WILL COMPENSATE THE OWNER OF THE SURFACE OF SAID LAND FOR SUCK PORTION THEREOF AS MAY BE TAKEN OR DAMAGED BY EXERCISE OF THE RIGHTS RETAINED BY GRANTOR, SUCH COMPENSATION TO BE AN AMOUNT EQUAL TO THE DIMINUTION OF THE FAIR MARKET VALUE OF SAID SURFACE ESTATE SO TAKEN OR DAMAGED, WHICH IN THE ABSENCE OF AGREEMENT, SHALL BE DETERMINED BY THE SUPERIOR COURT OF THE COUNTY IN WHICH SAID LAND IS LOCATED, IN THE MANNER PRESCRIBED FOR DETERMINATION OF VALUES OF REAL PROPERTY BEING ACQUIRED THROUGH EXERCISE OF THE POWER OF EMINENT DOMAIN, AS RESERVED IN THE DEED FROM SANTA FE PACIFIC REALTY CORPORATION, RECORDED OCTOBER 14, 1988, AS INSTRUMENT NO. 88-346016, OFFICIAL RECORDS.

PARCEL 45:      (653-041-16)

SECTION 17, TOWNSHIP 5 NORTH, RANGE 15 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 46:      (654-031-02,03)

SECTION 1, TOWNSHIP 6 NORTH, RANGE 15 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THEREFROM THE SOUTHEAST ONE-QUARTER OF THE NORTHEAST ONE-QUARTER OF THE NORTHEAST ONE-QUARTER OF SAID SECTION 1.

PARCEL 47:      (654-021-27,28)

THE WEST ONE-HALF OF SECTION 13, TOWNSHIP 6 NORTH, RANGE 15 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THEREFROM THAT PORTION CONVEYED TO CALIFORNIA, ARIZONA, AND SANTA FE RAILWAY COMPANY BY DEED RECORDED MARCH 16, 1914 IN BOOK 548, OF DEEDS, PAGE 29.

ALSO EXCEPT THEREFROM THAT PORTION CONVEYED TO CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY BY DEED RECORDED NOVEMBER 26, 1913 IN BOOK 542, OF DEEDS, PAGE 1.

PARCEL 48:      (654-011-03,11,21,22)

SECTIONS 21, 29 AND 33, TOWNSHIP 6 NORTH, RANGE 15 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT FROM SAID SECTION 33 THAT PORTION CONVEYED TO CALIFORNIA, ARIZONA, AND SANTA FE RAILWAY COMPANY BY DEED RECORDED MARCH 16, 1914, IN BOOK 548, OF DEEDS, PAGE 29.

PARCEL 49:      (556-321-03)

SECTION 4, TOWNSHIP 4 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 50:      (653-041-13)

SECTION 8, TOWNSHIP 5 NORTH, RANGE 15 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ANY PORTION OF THE ABOVE DESCRIBED PARCELS OF LAND LYING WITHIN THE 200 FOOT RIGHT OF WAY GRANTED TO SOUTHERN PACIFIC RAILROAD COMPANY BY ACT OF CONGRESS APPROVED JULY 27, 1866.

EXCEPT ALL MINERAL AND MINERAL RIGHTS AS MORE FULLY SET FORTH IN THE DEED FROM SANTA FE PACIFIC REALTY CORPORATION, A DELAWARE CORPORATION, AS SUCCESSOR IN INTEREST TO SOUTHERN PACIFIC LAND COMPANY, A CALIFORNIA CORPORATION, RECORDED OCTOBER 14, 1988 AS INSTRUMENT NO. 88-346016 OF OFFICIAL RECORDS.

SAID DEED RECITES THE FOLLOWING:

GRANTOR EXCEPTS FROM SECTION 9, TOWNSHIP 5 NORTH, RANGE 15 EAST, SAN BERNARDINO MERIDIAN, AND RESERVES UNTO ITSELF, ITS SUCCESSORS AND ASSIGNS ALL MINERALS AND MINERAL RIGHTS, INTERESTS, AND ROYALTIES, INCLUDING, WITHOUT LIMITING THE GENERALITY THEREOF, ALL OIL GAS AND OTHER HYDROCARBON SUBSTANCES, AS WELL AS ALL GEOTHERMAL RESOURCES, AND METALLIC OR OTHER SOLID MINERALS, TOGETHER WITH THE EXCLUSIVE AND PERPETUAL RIGHT OF GRANTOR, ITS SUCCESSORS, ASSIGNS AND LESSEES, OF INGRESS AND EGRESS IN, UPON AND OVER SAID LAND TO EXPLORE FOR, EXTRACT, STORE, REFINE, PROCESS, AND REMOVE THE SAME, AND MAKE SUCH USE OF SAID LAND AS IS NECESSARY OR USEFUL IN CONNECTION THEREWITH, TOGETHER WITH THE RIGHT TO USE SUCH WATER AS MAY BE FOUND ON OR BENEATH SAID LAND FOR EXTRACTION OR PROCESSING OF SUCH MINERALS AS MAY BE FOUND THEREON. GRANTOR COVENANTS AND AGREES THAT IT WILL COMPENSATE THE OWNER OF THE SURFACE OF SAID LAND FOR SUCH PORTION THEREOF AS MAY BE TAKEN OR DAMAGED BY EXERCISE OF THE RIGHTS RETAINED BY GRANTOR, SUCH COMPENSATION TO BE AN AMOUNT EQUAL TO THE DIMINUTION OF THE FAIR MARKET VALUE OF SAID SURFACE ESTATE SO TAKEN OR DAMAGED, WHICH IN THE ABSENCE OF AGREEMENT, SHALL BE DETERMINED BY THE SUPERIOR COURT OF THE COUNTY IN WHICH SAID LAND IS LOCATED, IN THE MANNER PRESCRIBED FOR DETERMINATION OF VALUES OF REAL PROPERTY BEING ACQUIRED THROUGH EXERCISE OF THE POWER OF EMINENT DOMAIN.

PARCEL 51:      (556-321-04)

SECTION 3, TOWNSHIP 4 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 52:      (556-281-13,17,19,20; 556-311-01,02,05,06,10,11,47)

SECTIONS 8, 17, 18, 19, 20, 23, 24, THE NORTHEAST ONE-QUARTER, THE WEST ONE-HALF AND THE NORTH ONE-HALF OF THE SOUTHEAST ONE-QUARTER OF SECTION 26 AND SECTIONS 28 AND 29, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING FROM SAID SECTION 17 THAT PORTION CONVEYED TO CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY BY DEED RECORDED AUGUST 16, 1914 IN BOOK 548 OF DEEDS, PAGE 29.

ALSO EXCEPT FROM SAID SECTION 17 THAT PORTION CONVEYED TO CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY BY DEED RECORDED NOVEMBER 26, 1913 IN BOOK 542, OF DEEDS, PAGE 1.

EXCEPTING THEREFROM ANY PORTION OF THE ABOVE DESCRIBED PARCELS OF LAND LYING WITHIN THE 200 FOOT RIGHT OF WAY GRANTED TO SOUTHERN PACIFIC RAILROAD COMPANY BY ACT OF CONGRESS APPROVED JULY 27, 1866.

PARCEL 53:      (653-041-15)

SECTION 18, TOWNSHIP 5 NORTH, RANGE 15 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ANY PORTION OF THE ABOVE DESCRIBED LAND LYING WITHIN THE 200 FOOT RIGHT OF WAY GRANTED TO SOUTHERN PACIFIC RAILROAD COMPANY BY ACT OF CONGRESS APPROVED JULY 27, 1866.

PARCEL 54:      (558-181-04)

THE SOUTH 1/2 OF THE SOUTHWEST 1/4 OF THE NORTHEAST 1/4 AND THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 31, TOWNSHIP 6 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND.

DIVISION D:

PARCEL 55:      (556-311-49)

THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 21, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

DIVISION E:

PARCEL 56:      (556-341-01,02,03,05 TO 08; 556-351-01 TO 08)

PARCELS 1, 2, 3, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15 AND 16 OF PARCEL MAPS NO. 10131, IN THE UNINCORPORATED AREA OF SAN BERNARDINO COUNTY, AS PER PLAT RECORDED IN BOOK 108, OF PARCEL MAPS, PAGE 55, RECORDS, RECORDS OF SAID COUNTY.

PARCEL 57:      (556-311-53)

THE SOUTH HALF OF THE SOUTHWEST QUARTER OF SECTION 21, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 58:      (556-321-02,06,10; 556-321-05)

SECTIONS 1, 5 AND 9, TOWNSHIP 4 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, AND SECTION 2, TOWNSHIP 4 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

DIVISION G:

PARCEL 59:      (659-241-02)

SECTION 17, TOWNSHIP 10 NORTH, RANGE 21 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM THE LAND OF THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY AS THE SAME WAS DESCRIBED IN THE DEEDS RECORDED MARCH 16, 1914 IN BOOK 348, PAGE 29 OF DEEDS, DECEMBER 28, 1911 IN BOOK 496, PAGE 169 OF DEEDS AND NOVEMBER 26, 1913 IN BOOK 542, PAGE 1 OF DEEDS, RECORDS OF SAID COUNTY.

EXCEPT THE FOLLOWING AS RESERVED IN THE DEED FROM SF PACIFIC PROPERTIES INC. RECORDED JUNE 18, 1999 AS INSTRUMENT NO. 260205 ALL RIGHT, TITLE AND INTEREST IN AND TO ALL MINERALS AND MINERAL RIGHTS, INCLUDING, WITHOUT LIMITATION, OIL, GAS AND OTHER HYDROCARBONS, COAL, GEOTHERMAL RESOURCES, PRECIOUS METAL ORES, BASE METAL ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MATERIALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR, ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OF THE SUBSURFACE OF THE PROPERTY IN CONNECTION THEREWITH. GRANTOR HEREBY ACKNOWLEDGES AND AGREES THAT THE FOREGOING RESERVATION SHALL NOT BE DEEMED TO LIMIT THE RIGHT OF GRANTEE TO EXTRACT WATER FROM THE PROPERTY WHICH MAY INCLUDE THE INCIDENTAL EXTRACTION OF MINERALS, SAND, GRAVEL OR OTHER MATERIALS IN CONNECTION WITH THE EXTRACTION OF WATER.

PARCEL 60:      (659-181-03)

SECTION 5 IN TOWNSHIP 10 NORTH, RANGE 21 EAST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THE FOLLOWING AS RESERVED IN THE DEED FROM SF PACIFIC PROPERTIES INC. RECORDED JUNE 18, 1999 AS INSTRUMENT NO. 260205 ALL RIGHT, TITLE AND INTEREST IN AND TO ALL MINERALS AND MINERAL RIGHTS, INCLUDING, WITHOUT LIMITATION, OIL, GAS AND OTHER HYDROCARBONS, COAL, GEOTHERMAL RESOURCES, PRECIOUS METAL ORES, BASE METAL ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MATERIALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR, ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OF THE SUBSURFACE OF THE PROPERTY IN CONNECTION THEREWITH. GRANTOR HEREBY ACKNOWLEDGES AND AGREES THAT THE FOREGOING RESERVATION SHALL NOT BE DEEMED TO LIMIT THE RIGHT OF GRANTEE TO EXTRACT WATER FROM THE PROPERTY WHICH MAY INCLUDE THE INCIDENTAL EXTRACTION OF MINERALS, SAND, GRAVEL OR OTHER MATERIALS IN CONNECTION WITH THE EXTRACTION OF WATER.

PARCEL 61:      (659-181-06)

SECTION 9 IN TOWNSHIP 10 NORTH, RANGE 21 EAST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THE FOLLOWING AS RESERVED IN THE DEED FROM SF PACIFIC PROPERTIES INC. RECORDED JUNE 18, 1999 AS INSTRUMENT NO. 260205 ALL RIGHT, TITLE AND INTEREST IN AND TO ALL MINERALS AND MINERAL RIGHTS, INCLUDING, WITHOUT LIMITATION, OIL, GAS AND OTHER HYDROCARBONS, COAL, GEOTHERMAL RESOURCES, PRECIOUS METAL ORES, BASE METAL ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MATERIALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR, ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OF THE SUBSURFACE OF THE PROPERTY IN CONNECTION THEREWITH. GRANTOR HEREBY ACKNOWLEDGES AND AGREES THAT THE FOREGOING RESERVATION SHALL NOT BE DEEMED TO LIMIT THE RIGHT OF GRANTEE TO EXTRACT WATER FROM THE PROPERTY WHICH MAY INCLUDE THE INCIDENTAL EXTRACTION OF MINERALS, SAND, GRAVEL OR OTHER MATERIALS IN CONNECTION WITH THE EXTRACTION OF WATER.

PARCEL 62:      (659-241-16,17)

SECTION 21 IN TOWNSHIP 10 NORTH, RANGE 21 EAST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THEREFROM THOSE PORTIONS OF SECTION 21 DESCRIBED AS PARCEL NOS. 5 AND 6 IN THE DEED TO THE CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY, A CORPORATION, RECORDED NOVEMBER 26, 1913 IN BOOK 542, PAGE 1 OF DEEDS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

ALSO EXCEPT THEREFROM THOSE PORTIONS INCLUDED WITHIN THE LINES OF THAT CERTAIN RAILROAD RIGHT OF WAY, 200 FEET IN WIDTH, AND THE ‘STATION GROUNDS AT IBIS, ORIGINALLY IBEX,” AS DESCRIBED IN THE DEED TO THE CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY, A CALIFORNIA CORPORATION, RECORDED MARCH 15, 1914 IN BOOK 548, PAGE 29 OF SAID DEEDS.

ALSO EXCEPT THEREFROM THAT PORTION DESCRIBED IN THE DEED TO THE CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY, A CORPORATION, RECORDED JULY 1, 1952 IN BOOK 2977, PAGE 469 OF OFFICIAL RECORDS IN SAID OFFICE OF THE COUNTY RECORDER.

EXCEPT THE FOLLOWING AS RESERVED IN THE DEED FROM SF PACIFIC PROPERTIES INC. RECORDED JUNE 18, 1999 AS INSTRUMENT NO. 260205. ALL RIGHT, TITLE AND INTEREST IN AND TO ALL MINERALS AND MINERAL RIGHTS, INCLUDING, WITHOUT LIMITATION, OIL, GAS AND OTHER HYDROCARBONS, COAL, GEOTHERMAL RESOURCES, PRECIOUS METAL ORES, BASE METAL ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MATERIALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR, ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OF THE SUBSURFACE OF THE PROPERTY IN CONNECTION THEREWITH, GRANTOR HEREBY ACKNOWLEDGES AND AGREES THAT THE FOREGOING RESERVATION SHALL NOT BE DEEMED TO LIMIT THE RIGHT OF GRANTEE TO EXTRACT WATER FROM THE PROPERTY WHICH MAY INCLUDE THE INCIDENTAL EXTRACTION OF MINERALS, SAND, GRAVEL OR OTHER MATERIALS IN CONNECTION WITH THE EXTRACTION OF WATER.

PARCEL 63:      (659-171-10)

SECTION 29 IN TOWNSHIP 10 NORTH, RANGE 21 EAST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THE FOLLOWING AS RESERVED IN THE DEED FROM SF PACIFIC PROPERTIES INC. RECORDED JUNE 18, 1999 AS INSTRUMENT NO. 260205 ALL RIGHT, TITLE AND INTEREST IN AND TO ALL MINERALS AND MINERAL RIGHTS, INCLUDING, WITHOUT LIMITATION, OIL, GAS AND OTHER HYDROCARBONS, COAL, GEOTHERMAL RESOURCES, PRECIOUS METAL ORES, BASE METAL ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MATERIALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR, ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OF THE SUBSURFACE OF THE PROPERTY IN CONNECTION THEREWITH. GRANTOR HEREBY ACKNOWLEDGES AND AGREES THAT THE FOREGOING RESERVATION SHALL NOT BE DEEMED TO LIMIT THE RIGHT OF GRANTEE TO EXTRACT WATER FROM THE PROPERTY WHICH MAY INCLUDE THE INCIDENTAL EXTRACTION OF MINERALS, SAND, GRAVEL OR OTHER MATERIALS IN CONNECTION WITH THE EXTRACTION OF WATER.

DIVISION F:

PARCEL 1: (0556-271-02-0-000)

ALL OF SECTION 5, TOWNSHIP 5 NORTH, RANGE 13 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 2: (0556-271-10-0-000)

SECTION 9, TOWNSHIP 5 NORTH, RANGE 13 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM THAT PORTION OF THE SOUTH ONE-HALF OF THE SOUTHEAST ONE-QUARTER OF SECTION 9, TOWNSHIP 5 NORTH, RANGE 13 EAST, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTH LINE OF SAID SECTION 9, 167 FEET WEST FROM THE SOUTHEAST CORNER OF SAID SECTION 9; THENCE NORTH 52º 34’ WEST 1650 FEET; THENCE SOUTH 25º 51’ WEST 1114.4 FEET TO A POINT IN THE SAID SOUTH LINE OF SECTION 9; THENCE EAST, ALONG SAID SOUTH LINE 1795.1 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION OF THE SOUTHWEST ONE-QUARTER OF THE SOUTHEAST ONE-QUARTER AND OF THE SOUTHEAST ONE-QUARTER OF THE SOUTHWEST ONE-QUARTER OF SECTION 9, TOWNSHIP 5 NORTH, RANGE 13 EAST, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHERN RIGHT OF WAY LINE OF SAID RAILWAY COMPANY, 100 FEET NORTHERLY FROM AND AT RIGHT ANGLES TO THE CENTER LINE OF SAID RAILWAY COMPANY’S TRAIN TRACK, AT ENGINEER’S STATION 4495 PLUS 25.7; THENCE NORTH 28º 55’ EAST, 1132.4 FEET; THENCE SOUTH 47º 34’ EAST, 1720 FEET, MORE OR LESS, TO THE SOUTH LINE OF SAID SECTION 9; THENCE WESTERLY, ALONG SAID SOUTH LINE OF SAID NORTHERN RIGHT OF WAY LINE, TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION OF THE SOUTH ONE-HALF OF THE SOUTHWEST ONE-QUARTER AND THE NORTHWEST ONE-QUARTER OF THE SOUTHWEST ONE-QUARTER OF SECTION 9, TOWNSHIP 5 NORTH, RANGE 13 EAST, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHERN RIGHT OF WAY LINE OF SAID RAILWAY COMPANY, 100 FEET NORTHERLY FROM AND AT RIGHT ANGLES TO THE CENTER LINE OF SAID RAILWAY COMPANY’S MAIN TRACK AT ENGINEER’S STATION 4465 PLUS 25.7; THENCE NORTH 38º 39’ WEST, 2360 FEET, MORE OR LESS, TO A POINT IN THE WEST LINE OF SAID SECTION 9; THENCE SOUTH, ALONG SAID WEST LINE, TO AN INTERSECTION WITH THE NORTHERN BOUNDARY OF SAID RAILWAY COMPANY’S STATION GROUNDS AT OLD BENGAL; THENCE SOUTH 84º 39’ EAST, 759.4 FEET, MORE OR LESS, ALONG SAID NORTHERN BOUNDARY TO THE NORTHEAST CORNER OF SAID STATION GROUNDS, 200 FEET, NORTHERLY AT RIGHT ANGLES FROM THE CENTER LINE OF SAID RAILWAY COMPANY’S MAIN TRACK AT ENGINEER’S STATION 4492 PLUS 50; THENCE SOUTH 5º 21’ WEST, 100 FEET, ALONG THE EASTERLY BOUNDARY OF SAID STATION GROUNDS, TO SAID NORTHERN RIGHT OF WAY LINE; THENCE SOUTH 84º 39’ EAST ALONG SAID RIGHT OF WAY LINE, 724.3 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION LYING WITHIN THE FOLLOWING DESCRIBED PROPERTY:

THE STATION GROUNDS AT OLD BENGAL, ORIGINALLY BRISTOL; SITUATED IN THE SOUTH ONE-HALF OF THE SOUTHEAST ONE-QUARTER OF SECTION 8, IN THE SOUTHWEST ONE-QUARTER OF THE SOUTHWEST ONE-QUARTER OF SECTION 9 AND IN THE NORTHWEST ONE-QUARTER OF THE NORTHWEST ONE-QUARTER OF SECTION 16, TOWNSHIP 5 NORTH, RANGE 13 EAST, BEING 2 STRIPS OF LAND, EACH 100 FEET IN WIDTH BY 2600 FEET IN LENGTH, CONTIGUOUS TO AND ON THE NORTHERLY AND SOUTHERLY SIDES OF THE 200 FOOT RIGHT OF WAY AND EXTENDING FROM A LINE AT RIGHT ANGLES TO THE MAIN TRACK THROUGH ENGINEER’S STATION 4518 PLUS 50 SOUTH 54º 39’ EAST 2600 FEET TO A LINE AT RIGHT ANGLES TO THE MAIN TRACK THROUGH ENGINEER’S STATION 4492 PLUS 50.

ALSO EXCEPTING THEREFROM THAT PORTION LYING WITHIN THE 200 FOOT WIDE STRIP OF LAND DESCRIBED IN THE DEED TO THE CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY DATED MAY 29, 1913 RECORDED APRIL 16, 1914 IN BOOK 548 PAGE 29 OF DEEDS.

PARCEL 3: (0556-271-16-0-000)

THAT PORTION OF THE SOUTH ONE-HALF OF THE SOUTHEAST ONE-QUARTER OF SECTION 9, TOWNSHIP 5 NORTH, RANGE 13 EAST, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTH LINE OF SAID SECTION 9, 167 FEET WEST FROM THE SOUTHEAST CORNER OF SAID SECTION 9; THENCE NORTH 52º 34’ WEST 1650 FEET; THENCE SOUTH 25º 51’ WEST 1114.4 FEET TO A POINT IN THE SAID SOUTH LINE OF SECTION 9; THENCE EAST, ALONG SAID SOUTH LINE 1795.1 FEET TO THE POINT OF BEGINNING.

PARCEL 4: (0556-271-15-0-000)

THAT PORTION OF THE SOUTHWEST ONE-QUARTER OF THE SOUTHEAST ONE-QUARTER AND OF THE SOUTHEAST ONE-QUARTER OF THE SOUTHWEST ONE-QUARTER OF SECTION 9, TOWNSHIP 5 NORTH, RANGE 13 EAST, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHERN RIGHT OF WAY LINE OF SAID RAILWAY COMPANY, 100 FEET NORTHERLY FROM AND AT RIGHT ANGLES TO THE CENTER LINE OF SAID RAILWAY COMPANY’S TRAIN TRACK, AT ENGINEER’S STATION 4495 PLUS 25.7; THENCE NORTH 28º 55’ EAST, 1132.4 FEET; THENCE SOUTH 47º 34’ EAST, 1720 FEET, MORE OR LESS, TO THE SOUTH LINE OF SAID SECTION 9; THENCE WESTERLY, ALONG SAID SOUTH LINE OF SAID NORTHERN RIGHT OF WAY LINE, TO THE POINT OF BEGINNING.

PARCEL 5: (0556-271-14-0-000)

THAT PORTION OF THE SOUTH ONE-HALF OF THE SOUTHWEST ONE-QUARTER AND THE NORTHWEST ONE-QUARTER OF THE SOUTHWEST ONE-QUARTER OF SECTION 9, TOWNSHIP 5 NORTH, RANGE 13 EAST, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHERN RIGHT OF WAY LINE OF SAID RAILWAY COMPANY, 100 FEET NORTHERLY FROM AND AT RIGHT ANGLES TO THE CENTER LINE OF SAID RAILWAY COMPANY’S MAIN TRACK AT ENGINEER’S STATION 4465 PLUS 25.7; THENCE NORTH 38º 39’ WEST, 2360 FEET, MORE OR LESS, TO A POINT IN THE WEST LINE OF SAID SECTION 9; THENCE SOUTH, ALONG SAID WEST LINE, TO AN INTERSECTION WITH THE NORTHERN BOUNDARY OF SAID RAILWAY COMPANY’S STATION GROUNDS AT OLD BENGAL; THENCE SOUTH 84º 39’ EAST, 759.4 FEET, MORE OR LESS, ALONG SAID NORTHERN BOUNDARY TO THE NORTHEAST CORNER OF SAID STATION GROUNDS, 200 FEET, NORTHERLY AT RIGHT ANGLES FROM THE CENTER LINE OF SAID RAILWAY COMPANY’S MAIN TRACK AT ENGINEER’S STATION 4492 PLUS 50; THENCE SOUTH 5º 21’ WEST, 100 FEET, ALONG THE EASTERLY BOUNDARY OF SAID STATION GROUNDS, TO SAID NORTHERN RIGHT OF WAY LINE; THENCE SOUTH 84º 39’ EAST ALONG SAID RIGHT OF WAY LINE, 724.3 FEET TO THE POINT OF BEGINNING.

PARCEL 6: (0556-271-23-0-000)

ALL OF SECTION 17, TOWNSHIP 5 NORTH, RANGE 13 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 7: (0556-251-03-0-000)

ALL OF SECTION 21, TOWNSHIP 5 NORTH, RANGE 13 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 8: (0556-251-11-0-000)

SECTION 29, TOWNSHIP 5 NORTH, RANGE 13 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 9: (0556-251-15-0-000)

SECTION 33, TOWNSHIP 5 NORTH, RANGE 13 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 10: (0556-251-10-0-000)

SECTION 29, TOWNSHIP 13 NORTH, RANGE 19 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 11: (0653-011-15-0-000)

SECTION 33, TOWNSHIP 4 NORTH, RANGE 15 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 12: (0558-151-14-0-000)

THAT PORTION OF SECTION 33, TOWNSHIP 6 NORTH, RANGE 13 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF ON FILE IN THE DISTRICT LAND OFFICE, LYING NORTHERLY OF THE STATE HIGHWAY.

PARCEL 13: (0558-151-15-0-000)

THAT PORTION OF SECTION 33, TOWNSHIP 6 NORTH, RANGE 13 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF ON FILE IN THE DISTRICT LAND OFFICE, LYING SOUTHERLY OF THE STATE HIGHWAY.

PARCEL 14: (0556-271-22-0-000)

SECTION 16, TOWNSHIP 5 NORTH, RANGE 15 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM THOSE CERTAIN STRIPS OF LAND FOR RAILWAY PURPOSES AND STATION GROUNDS DEEDED TO CALIFORNIA, ARIZONA AND SANTA FE RAILROAD COMPANY BY DEEDS RECORDED NOVEMBER 26, 1913 IN BOOK 542 OF DEEDS, PAGE 1, AND MARCH 16, 1914 IN BOOK 548 OF DEEDS, PAGE 29.

ALSO EXCEPTING THEREFROM ALL COAL, OIL, GAS AND OTHER MINERAL DEPOSITS, TOGETHER WITH THE RIGHTS TO PROSPECT FOR, MINE AND REMOVE THE SAME, ACCORDING TO THE PROVISIONS OF SAID ACT OF JUNE 1, 1938 AS RESERVED IN THE PATENT FROM THE STATE OF CALIFORNIA, RECORDED JULY 28, 1958, IN BOOK 4564 PAGE 100 OF OFFICIAL RECORDS.

PARCEL 15: (0656-111-18-0-000)

SECTION 13, TOWNSHIP 9 NORTH, RANGE 17 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 16: (0556-311-04-0-000)

ALL OF SECTION 22, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 17: (0556-311-09-0-000)

ALL OF SECTION 27, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 18:

INTENTIONALLY OMITTED

PARCEL 19:

INTENTIONALLY OMITTED

PARCEL 20: (0556-341-02-0-000)

PARCEL 2 OF PARCEL MAP 10131, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 108, OF PARCEL MAPS, PAGE 55, RECORDS OF SAID COUNTY.

PARCEL 21: (0558-171-16-0-000)

THE EAST 1/2 OF THE SOUTH 1/2 OF THE SOUTHEAST 1/4 OF SECTION 36, TOWNSHIP 6 NORTH, RANGE 13 EAST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO GOVERNMENT SURVEY, RECORDS OF SAID COUNTY.

PARCEL 22: (0558-181-21-0-000)

THAT PORTION OF THE SOUTHEAST 1/4 OF SECTION 31, TOWNSHIP 6 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN, LYING SOUTH OF THE SOUTH LINE OF ROUTE 66, OF SAID COUNTY, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF AFOREMENTIONED SECTION 31; THENCE NORTH 1º 09’ 15” WEST, ALONG THE EAST LINE OF SAID SECTION, 1118.69 FEET TO THE SOUTH LINE OF ROUTE 66 AS DESCRIBED IN THAT CERTAIN QUITCLAIM DEED FROM MELVANE CHAMBLESS TO THE STATE OF CALIFORNIA, RECORDED IN BOOK 594 PAGE 279, OFFICIAL RECORDS; THENCE ALONG SAID SOUTH LINE SOUTH 88º 42’ 45” WEST 2,648.78 FEET TO A POINT ON THE WEST LINE OF SAID SOUTHEAST 1/4 OF SECTION 31; THENCE SOUTH 1º 14’ 08” EAST 1,043.56 FEET ALONG SAID WEST LINE TO THE SOUTH 1/4 CORNER OF SAID SECTION 31; THENCE ALONG THE SOUTH LINE OF SAID SOUTHEAST 1/4 SOUTH 89º 39’ 43” EAST, 2,648.12 FEET TO THE POINT OF BEGINNING.

PARCEL 23: (0558-181-21-0-000)

THAT PORTION OF THE SOUTHEAST 1/4 OF SECTION 31, TOWNSHIP 6 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN, LYING NORTH OF THE NORTH LINE OF ROUTE 66 WHICH HIGHWAY IS 200 FEET WIDE AND MORE PARTICULARLY DESCRIBED IN THAT CERTAIN QUITCLAIM DEED FROM MELVANE CHAMBLESS TO THE STATE OF CALIFORNIA, RECORDED IN BOOK 594 PAGE 279, OFFICIAL RECORDS.

PARCEL 24: (0558-181-05-0-000)

THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 31, TOWNSHIP 6 NORTH, RANGE 14 EAST, OF THE SAN BERNARDINO BASE AND MERIDIAN, CONTAINING 10 ACRES MORE OR LESS.

PARCEL 25: (0645-061-15-0-000)

ALL OF SECTION 16, TOWNSHIP 3 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ALL MINERALS AND MINERAL DEPOSITS, INCLUDING, BUT NOT LIMITED TO, OIL AND GAS, OTHER GASES, INCLUDING, BUT NOT LIMITED TO, NONHYDROCARBON AND GEOTHERMAL GASES, OIL SHALE, COAL, PHOSPHATE, ALUMINA, SILICA, FOSSILS OF ALL GEOLOGICAL AGES, SODIUM, GOLD, SILVER, METALS AND THEIR COMPOUNDS, ALKALI, ALKALI EARTH, SAND, CLAY, GRAVEL, SALTS AND MINERAL WATERS, URANIUM, TRONA, AND GEOTHERMAL RESOURCES, TOGETHER WITH THE RIGHT OF THE STATE OR PERSONS AUTHORIZED BY THE STATE TO PROSPECT FOR, DRILL FOR, EXTRACT, MINE AND REMOVE SUCH DEPOSITS OR RESOURCES, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF THE LANDS AS MAY BE NECESSARY THEREFROM, AS RESERVED BY THE STATE OF CALIFORNIA IN PATENT RECORDED JUNE 4, 1996 AS INSTRUMENT NO. 19960197383 OF OFFICIAL RECORDS.

PARCEL 26: (0659-241-03-0-000)

ALL OF SECTION 16, TOWNSHIP 10 NORTH, RANGE 21 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ALL MINERALS AND MINERAL DEPOSITS, INCLUDING, BUT NOT LIMITED TO, OIL AND GAS, OTHER GASES, INCLUDING, BUT NOT LIMITED TO, NONHYDROCARBON AND GEOTHERMAL GASES, OIL SHALE, COAL, PHOSPHATE, ALUMINA, SILICA, FOSSILS OF ALL GEOLOGICAL AGES, SODIUM, GOLD, SILVER, METALS AND THEIR COMPOUNDS, ALKALI, ALKALI EARTH, SAND, CLAY, GRAVEL, SALTS AND MINERAL WATERS, URANIUM, TRONA, AND GEOTHERMAL RESOURCES, TOGETHER WITH THE RIGHT OF THE STATE OR PERSONS AUTHORIZED BY THE STATE TO PROSPECT FOR, DRILL FOR, EXTRACT, MINE AND REMOVE SUCH DEPOSITS OR RESOURCES, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF THE LANDS AS MAY BE NECESSARY THEREFROM, AS RESERVED BY THE STATE OF CALIFORNIA IN PATENT RECORDED JUNE 4, 1996 AS INSTRUMENT NO. 19960197382 OF OFFICIAL RECORDS.

PARCEL NO. 27: (0556-271-27, 0556-271-29, 0556-271-30 & 0556-271-31)

THE SOUTHERLY 25 FEET OF THAT CERTAIN SOUTHERLY 100 FOOT WIDE BY 2600 FOOT LENGTH STRIP OF LAND LYING IN THE SOUTHWEST QUARTER OF SECTION 9, AND IN THE SOUTHEAST QUARTER OF SECTION 8, AND IN THE NORTHWEST QUARTER OF SECTION 16, AND IN THE NORTHEAST QUARTER OF SECTION 17, ALL IN TOWNSHIP 5 NORTH, RANGE 13 EAST, OF THE SAN BERNARDINO MERIDIAN, DESCRIBED AS "STATION GROUNDS AT OLD BENGAL" IN THAT CERTAIN INDENTURE DATED MAY 29, 1913, CONVEYING LANDS TO THE CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY (PREDECESSOR IN INTEREST TO THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY, BY DEED RECORDED IN BOOK 548 AT PAGE 29, DEED RECORDS OF SAN BERNARDINO COUNTY, CALIFORNIA.